EXHIBIT 99.2

Supplemental Financial Information December 31, 2007 (Unaudited)

Table of Contents	Page No.

Corporate Profile	1
Statements of Consolidated Income	2
Consolidated Balance Sheets	3
Statements of Consolidated Income at Prorata Share	4
Consolidated Balance Sheets at Prorata Share	5
Summary Operating Data	6 - 8
Funds from Operations
Dividends
General and Administrative Expenses
Net Operating Income
Quarterly Same Property NOI Growth
Rentals
Interest Expense
Fee Income From Joint Ventures
Property
Joint Venture Reporting	9 - 12
Financial Statements of Unconsolidated Joint Ventures at 100%
Financial Statements of Unconsolidated Joint Ventures at Prorata Share
Investments in Real Estate Joint Ventures
Mortgage Debt Information for Real Estate Joint Ventures
Summary Balance Sheet Information	13
Common Share Data
Capitalization
Capital Availability
Credit Ratings
Debt Information	14 - 15
Outstanding Balance Summary
Fixed vs Variable Rate Debt
Secured vs Unsecured Debt
Coverage Ratios
Weighted Average Interest Rates
Schedule of Maturities
Other Information	16 - 17
Tenant Diversification
Lease Expirations
Leasing Production
Average Minimum Rent per Square Foot
Occupancy
Property Information	18 - 39
Property Investment Summary
Acquisition Summary
Disposition Summary
New Development Summary
Total Operating Income at Prorata Share by Geographic Region
Average Base Rents by CBSA
Property Listing

This supplemental financial information package contains historical information of the Company.

Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting Weingarten Realty Investors’ expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions.  Accordingly, there is no assurance that WRI’s expectations will be realized.

Corporate Profile

Weingarten Realty Investors is an unincorporated trust organized under the Texas Real Estate Investment Trust Act that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of December 31, 2007, we owned or operated under long-term leases, interests in 383 developed income-producing properties and 32 properties that are in various stages of development (including 8 which are income-producing), which are located in 23 states that span the United States from coast to coast. Included in the portfolio are 335 shopping centers, 77 industrial projects, and 3 other operating properties. Our interests in these properties aggregated approximately 50.5 million square feet of leasable area. Our properties were 94.4% leased as of December 31, 2007, and historically our portfolio occupancy rate has never been below 90%.

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Regional Offices

Atlanta, GA
Dallas, TX
Ft. Lauderdale, FL
Las Vegas, NV
Los Angeles, CA
Orlando, FL
Phoenix, AZ
Raleigh, NC
Sacramento, CA
Seattle, WA

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series D Preferred Shares	WRI-PD
Series E Preferred Shares	WRI-PE
Series F Preferred Shares	WRI-PF

Weingarten Realty Investors
Consolidated Statements of Income
(in thousands, except per share amounts)
(as reported)

	Three Months Ended
	December 31,		Twelve Months Ended December 31,
	2007	2006	2007	2006	2005	2004	2003

Revenues:
Rentals	$150,812	$138,515	$585,702	$531,353	$481,628	$432,936	$355,117
Other	3,592	2,201	13,352	6,841	6,228	8,208	6,640
Total	154,404	140,716	599,054	538,194	487,856	441,144	361,757

Expenses:
Depreciation and amortization	33,888	31,863	131,708	121,471	110,956	98,727	78,139
Operating	30,090	26,741	106,259	88,018	73,218	68,640	56,032
Ad valorem taxes	15,500	13,483	68,560	62,652	56,181	49,712	40,508
General and administrative	7,329	7,301	26,979	23,801	17,379	16,122	13,820
Impairment loss						3,200
Total	86,807	79,388	333,506	295,942	257,734	236,401	188,499

Operating Income	67,597	61,328	265,548	242,252	230,122	204,743	173,258
Interest Expense	(38,646)	(39,664)	(148,829)	(145,374)	(129,160)	(116,142)	(90,214)
Interest and Other Income	1,648	4,226	8,486	9,044	2,860	1,389	1,562
Loss on Redemption of Preferred Shares						(3,566)	(2,739)
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net (a)	7,340	3,789	19,853	14,655	6,610	5,384	4,681
Income Allocated to Minority Interests	(2,559)	(1,437)	(10,237)	(6,414)	(6,060)	(4,928)	(2,723)
Gain (Loss) on Sale of Properties	1,076	(4,481)	4,086	22,493	22,306	1,562	667
Gain on Land and Merchant Development Sales	8,235	986	16,385	7,166	804
(Provision) Benefit for Income Taxes	(2,140)	35	(4,073)	(1,366)
Income From Continuing Operations	42,551	24,782	151,219	142,456	127,482	88,442	84,492
Operating Income From Discontinued Operations	66	2,690	3,139	17,060	26,712	28,056	25,751
Gain on Sale of Properties From Discontinued Operations	23,975	26,914	83,659	145,494	65,459	24,883	6,037
Income From Discontinued Operations	24,041	29,604	86,798	162,554	92,171	52,939	31,788
Net Income	66,592	54,386	238,017	305,010	219,653	141,381	116,280
Preferred Share Dividends	(8,890)	(2,525)	(25,375)	(10,101)	(10,101)	(7,470)	(15,912)
Redemption Cost of Series A Preferred Shares							(2,488)
Net Income Available to Common Shareholders	$57,702	$51,861	$212,642	$294,909	$209,552	$133,911	$97,880
Net Income Per Common Share - Basic	$0.68	$0.61	$2.49	$3.36	$2.35	$1.55	$1.24
Net Income Per Common Share - Diluted	$0.67	$0.59	$2.44	$3.27	$2.31	$1.54	$1.24

(a) See Page 10 for the Company's prorata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Consolidated Balance Sheets
(in thousands, except per share amounts)
(as reported)

	December 31,
	2007	2006
ASSETS

Property	$4,972,344	$4,445,888
Accumulated Depreciation	(774,321)	(707,005)
Property, net	4,198,023	3,738,883

Investment in Real Estate Joint Ventures and Partnerships (a)	300,756	203,839
Total	4,498,779	3,942,722

Notes Receivable from Real Estate Joint Ventures and Partnerships	81,818	3,971
Unamortized Debt and Lease Costs	114,969	112,873
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $8,721 in 2007 and $5,995 in 2006)	94,607	78,893
Cash and Cash Equivalents	65,777	71,003
Restricted Deposits and Mortgage Escrows	38,884	94,466
Other	98,509	69,959
Total	$4,993,343	$4,373,887

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$3,165,059	$2,941,039
Accounts Payable and Accrued Expenses	155,137	132,821
Other	104,439	86,566
Total	3,424,635	3,160,426

Minority Interest	96,885	87,680

Commitments and Contingencies

Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued and outstanding in 2007 and 2006; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of beneficial interest; 29 shares issued and outstanding in 2007 and 2006; liquidation preference $72,500	1	1
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 80 shares issued and outstanding in 2007; liquidation preference $200,000	2
Variable-rate Series G cumulative redeemable preferred shares of beneficial interest, 80 shares issued and outstanding in 2007; liquidation preference $200,000	2
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 150,000; shares issued and outstanding: 85,146 in 2007 and 85,765 in 2006 (b)	2,524	2,582
Accumulated Additional Paid-In Capital	1,442,027	1,136,481
Net Income in Excess of (Less Than) Accumulated Dividends	42,739	(786)
Accumulated Other Comprehensive Loss	(15,475)	(12,500)
Shareholders' Equity	1,471,823	1,125,781
Total	$4,993,343	$4,373,887

(a) This represents the Company's investment of its unconsolidated real estate joint ventures and partnerships. See page 10 for additional information.
(b) This includes 1.4 million of treasury shares at December 31, 2007.

Weingarten Realty Investors
Consolidated Statements of Income at Prorata Share
(in thousands, except per share amounts)

	Three Months Ended
	December 31,		Twelve Months Ended December 31,
	2007	2006	2007	2006	2005	2004	2003

Revenues:
Rentals	$159,953	$142,275	$617,618	$541,260	$486,605	$435,215	$356,133
Other	3,985	2,308	13,811	7,626	6,404	7,968	6,820
Total	163,938	144,583	631,429	548,886	493,009	443,183	362,953

Expenses:
Depreciation and amortization	37,099	32,692	140,322	123,181	111,208	98,620	76,664
Operating	31,113	26,584	108,833	88,307	73,161	68,656	55,992
Ad valorem taxes	16,333	13,633	72,044	63,292	56,598	49,856	40,740
General and administrative	7,434	7,365	27,180	23,902	17,436	16,125	13,821
Impairment loss						3,200
Total	91,979	80,274	348,379	298,682	258,403	236,457	187,217

Operating Income	71,959	64,309	283,050	250,204	234,606	206,726	175,736
Interest Expense	(39,205)	(40,279)	(153,577)	(146,150)	(128,270)	(114,485)	(89,917)
Interest and Other Income	2,532	4,921	12,543	10,686	3,635	2,553	3,615
Loss on Redemption of Preferred Shares						(3,566)	(2,739)
Income Allocated to Minority Interests	(1,678)	(1,330)	(5,155)	(5,453)	(5,218)	(3,990)	(3,236)
Gain (Loss) on Sale of Properties	3,248	(4,483)	6,255	26,549	22,102	1,460	1,186
Gain on Land and Merchant Development Sales	7,823	1,678	15,973	8,274	889
(Provision ) Benefit for Income Taxes	(2,141)	35	(4,076)	(1,366)
Income From Continuing Operations	42,538	24,851	155,013	142,744	127,744	88,698	84,645
Operating Income From Discontinued Operations	66	2,608	3,125	16,759	26,450	27,800	25,597
Gain on Sale of Properties From Discontinued Operations	23,988	26,927	79,879	145,507	65,459	24,883	6,038
Income From Discontinued Operations	24,054	29,535	83,004	162,266	91,909	52,683	31,635
Net Income	66,592	54,386	238,017	305,010	219,653	141,381	116,280
Preferred Share Dividends	(8,890)	(2,525)	(25,375)	(10,101)	(10,101)	(7,470)	(15,912)
Redemption Cost of Series A Preferred Shares							(2,488)
Net Income Available to Common Shareholders	$57,702	$51,861	$212,642	$294,909	$209,552	$133,911	$97,880
Net Income Per Common Share - Basic	$0.68	$0.61	$2.49	$3.36	$2.35	$1.55	$1.24
Net Income Per Common Share - Diluted	$0.67	$0.59	$2.44	$3.27	$2.31	$1.54	$1.24

Note:
Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.
The Consolidated Statements of Income at Prorata Share include the real estate operations of joint ventures and partnerships at WRI's ownership percentages ranging from 7.8% to 81% except for the operations of down-reit partnerships, which are included at 100%.

Weingarten Realty Investors
Consolidated Balance Sheets at Prorata Share
(in thousands, except per share amounts)

	December 31,
	2007	2006
ASSETS

Property	$5,287,823	$4,610,751
Accumulated Depreciation	(788,141)	(707,289)
Property, net	4,499,682	3,903,462

Notes Receivable from Real Estate Joint Ventures and Partnerships	88,804	54,125
Unamortized Debt and Lease Costs	130,255	118,377
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $10,055 in 2007 and $6,696 in 2006)	102,527	79,165
Cash and Cash Equivalents	71,550	84,092
Restricted Deposits and Mortgage Escrows	56,331	93,955
Other	143,960	73,995
Total	$5,093,109	$4,407,171

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$3,242,349	$2,985,405
Accounts Payable and Accrued Expenses	166,694	132,845
Other	149,938	84,885
Total	3,558,981	3,203,135

Minority Interest	64,163	78,255

Commitments and Contingencies

Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued and outstanding in 2007 and 2006; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of beneficial interests; 29 shares issued and outstanding in 2007 and 2006; liquidation preference $72,500	1	1
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 80 shares issued and outstanding in 2007; liquidation preference $200,000	2	2
Variable-rate Series G cumulative redeemable preferred shares of beneficial interest, 80 shares issued and outstanding in 2007; liquidation preference $200,000	2	2
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 150,000; shares issued and outstanding: 85,146 in 2007 and 85,765 in 2006	2,524	2,582
Accumulated Additional Paid-In Capital	1,442,027	1,136,481
Net Income in Excess of (Less Than) Accumulated Dividends	42,739	(786)
Accumulated Other Comprehensive Loss	(17,333)	(12,500)
Shareholders' Equity	1,469,965	1,125,781
Total	$5,093,109	$4,407,171

Note:
Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.
The Consolidated Balance Sheets at Prorata Share include the real estate operations of joint ventures and partnerships at WRI's ownership percentages ranging from 7.8% to 81% except for the operations of down-reit partnerships, which are included at 100%.

Weingarten Realty Investors
Summary Operating Data
(in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2007	2006	2007	2006
Funds from Operations
Numerator:
Net income available to common shareholders	$57,702	$51,861	$212,642	$294,909
Depreciation and amortization	32,923	32,204	129,946	126,713
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	3,765	1,751	11,204	5,079
Gain on sale of properties	(25,065)	(22,446)	(83,907)	(168,004)
(Gain) Loss on sale of properties of unconsolidated real estate joint ventures and partnerships	(2,171)	2	(2,169)	(4,052)
Funds from Operations - Basic	67,154	63,372	267,716	254,645
Funds from operations attributable to operating partnership units	1,096	1,330	4,407	5,453
Funds from Operations - Diluted	$68,250	$64,702	$272,123	$260,098

Denominator:
Weighted average shares outstanding - Basic	84,286	85,476	85,504	87,719
Effect of dilutive securities:
Share options and awards	673	1,055	891	926
Operating partnership units	2,420	3,082	2,498	3,134
Weighted average shares outstanding - Diluted	87,379	89,613	88,893	91,779

Funds from Operations per Share - Basic	$0.80	$0.74	$3.13	$2.90

Funds from Operations Per Share - Diluted	$0.78	$0.72	$3.06	$2.83

Growth in Funds from Operations per Share - Diluted		8.3%		8.1%

Dividends
Common Dividends per Share	$0.495	$0.465	$1.980	$1.860

Common Dividends Paid as a % of Funds from Operations	61.7%	62.8%	63.2%	64.0%

General and Administrative Expenses *
General and Administrative Expenses/Total Revenue	4.5%	5.1%	4.3%	4.4%

General and Administrative Expenses/Total Assets before Depreciation	0.12%	0.14%	0.45%	0.45%

Net Operating Income *
Same Property NOI Growth: **
Retail	2.0%	4.3%	2.3%	3.5%
Industrial	2.5%	2.4%	3.5%	2.6%
Total	2.0%	4.2%	2.4%	3.4%

 *       Includes the Company's share of unconsolidated real estate joint ventures and partnerships and excludes its partners' share of consolidated real estate joint ventures and partnerships ("Prorata Share").

** Same Property NOI Growth excludes the effect of lease cancellation income.

The National Association of Real Estate Investment Trusts defines funds from operations as net income (loss) available to common shareholders computed in accordance with generally accepted accounting principles, excluding gains or losses from sales of real estate assets and extraordinary items, plus depreciation and amortization of operating properties, including our share of unconsolidated real estate joint ventures and partnerships. We calculate FFO in a manner consistent with the NAREIT definition.

Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs.

FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Weingarten Realty Investors
Same Property NOI Growth
Eight Quarter History

	4Q '07	3Q '07	2Q '07	1Q '07	4Q '06	3Q '06	2Q '06	1Q '06

GAAP Basis
Retail	2.0%	2.0%	3.4%	3.4%	4.3%	2.9%	1.2%	4.5%
Industrial	2.5%	7.3%	2.2%	2.3%	2.4%	-5.5%	3.7%	4.2%
Total	2.0%	2.4%	3.3%	3.3%	4.2%	2.2%	1.4%	4.4%

Cash Basis
Retail	3.2%	2.5%	3.2%	3.2%	3.4%	2.8%	2.4%	4.6%
Industrial	3.4%	9.1%	2.5%	2.5%	1.4%	-5.0%	4.4%	5.2%
Total	3.2%	3.1%	3.1%	3.1%	3.3%	2.2%	2.6%	4.6%

Notes:
- Includes the Company's share of unconsolidated real estate joint ventures and partnerships and excludes its partner's share of consolidated real estate joint ventures and partnerships ("Prorata Share")

- Same Property NOI Growth excludes the effect of lease cancellation income

Weingarten Realty Investors
Summary Operating Data (continued)
(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2007	2006	2007	2006
Rentals
Base minimum rent, net	$116,089	$106,088	$448,813	$411,828
Straight line rent	2,519	2,483	9,560	7,287
Over/Under-market rentals, net	899	469	3,223	1,364
Percentage rent	1,833	1,801	6,485	6,019
Tenant reimbursements	29,472	27,674	117,621	104,855
Total	$150,812	$138,515	$585,702	$531,353

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2007	2006	2007	2006
Rentals (Prorata Share)
Base minimum rent, net	$122,761	$109,021	$472,281	$419,491
Straight line rent	2,908	2,676	10,742	7,863
Over/Under-market rentals, net	1,143	614	4,294	1,736
Percentage rent	1,917	1,828	6,552	6,178
Tenant reimbursements	31,224	28,136	123,749	105,992
Total	$159,953	$142,275	$617,618	$541,260

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2007	2006	2007	2006
Interest Expense (Prorata Share)
Interest paid or accrued	$48,039	$45,404	$186,737	$161,315
Over-market mortgage adjustment	(1,613)	(1,845)	(6,813)	(7,516)
Gross interest expense	46,426	43,559	179,924	153,799
Less:
Capitalized interest	(7,221)	(3,280)	(26,347)	(7,649)
Interest expense, at prorata share	$39,205	$40,279	$153,577	$146,150

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2007	2006	2007	2006
Fee Income from Real Estate Joint Ventures and Partnerships
Recurring	$1,967	$1,139	$5,892	$2,093
Non-Recurring	517	276	2,312	407
Total	$2,484	$1,415	$8,204	$2,500

			December 31,
			2007	2006
Property at Prorata Share
Land			$1,069,292	$910,240
Land held for development			62,034	20,078
Land under development			195,315	142,366
Buildings and improvements			3,743,971	3,446,226
Construction in-progress			217,211	91,841
Total			$5,287,823	$4,610,751

Weingarten Realty Investors
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at 100%
(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2007	2006	2007	2006

Revenues:	$40,595	$23,766	$146,642	$65,002

Expenses:
Depreciation and amortization	13,278	5,863	38,574	15,390
Interest	5,593	5,322	23,093	17,398
Operating	6,822	3,557	22,396	8,750
Ad valorem taxes	3,479	1,761	15,767	6,187
General and administrative	622	368	1,243	783
Total	29,794	16,871	101,073	48,508

Gain on land and merchant development sales	1,295	1,383	1,295	1,938
Gain (loss) on sale of properties	5,427	(2)	5,422	5,991
Net income	$17,523	$8,276	$52,286	$24,423

			December 31,
			2007	2006
ASSETS

Property			$1,660,915	$1,123,600
Accumulated depreciation			(71,998)	(41,305)
Property, net			1,588,917	1,082,295

Other assets			238,166	117,594

Total			$1,827,083	$1,199,889

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt			$378,206	$327,460
Amounts payable to Weingarten Realty Investors			87,191	22,657
Other liabilities			138,150	39,154
Accumulated equity			1,223,536	810,618

Total			$1,827,083	$1,199,889

Weingarten Realty Investors
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at Prorata Share
(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2007	2006	2007	2006

Revenues:	$12,068	$7,542	$44,298	$23,043

Expenses:
Depreciation and amortization	3,765	1,751	11,204	5,079
Interest	1,595	1,543	6,951	5,166
Operating	1,965	1,135	6,517	3,132
Ad valorem taxes	1,077	530	4,623	2,121
General and administrative	194	104	413	292
Total	8,596	5,063	29,708	15,790

Gain on land and merchant development sales	647	692	647	1,108
Gain (loss) on sale of property	2,171	(2)	2,169	4,052

Net Income	$6,290	$3,169	$17,406	$12,413

			December 31,
			2007	2006
ASSETS

Property			$456,007	$307,559
Accumulated Depreciation			(26,604)	(16,869)
Property, net			429,403	290,690

Other Assets			89,310	39,949
Total			$518,713	$330,639

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt			$115,967	$97,999
Amounts Payable to Weingarten Realty Investors			40,852	7,382
Accounts Payable and Accrued Expenses			53,315	10,118
Total			210,134	115,499

Accumulated Equity			308,579	215,140

Total			$518,713	$330,639

Notes:
The Consolidated Financial Statements at prorata share include only the real estate operations of joint ventures and partnerships at WRI's ownership percentages.  Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Investment in Real Estate Joint Ventures & Partnerships
December 31, 2007
(In Thousands)

					Weingarten Realty
Joint Venture Partner	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment Balance	Equity in Earnings of Unconsolidated JVs (1)

TIAA Florida Retail LLC	7	1,261	$344,518	$-	20.0%	$-	$65,830	$3,355
AEW SRP, LLC	9	895	195,025	105,481	25.0%	26,370	19,004	2,525
Collins	8	1,095	138,845	12,201	50.0%	6,100	47,933	3,099
AEW - Institutional Client	6	523	138,439	70,693	20.0%	14,139	12,415	735
BIT Retail	3	715	-	-	20.0%	-	29,634	(0)
BIT Investment Thirty-Six, LP	12	4,068	238,700	25,123	20.0%	5,025	34,735	1,159
Eagle AN, LP	7	2,050	51,707	36,202	20.0%	7,240	-	59

Other	21	2,959	719,849	128,506	44.4%	57,093	91,205	8,921

Total	73	13,566	$1,827,083	$378,206	26.5%	$115,967	$300,756	$19,853

Joint Venture Description

RETAIL
TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate.
AEW SPR, LLC	Retail joint venture with an institutional partner through AEW Capital Management
Collins	Primarily a development joint venture in the Texas Rio Grande valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust

INDUSTRIAL
BIT Investment Thirty-Six, LP	Industrial joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Eagle AN, LP	Industrial joint venture with American National Insurance Company

(1) Ties to consolidated income statement but differs from prorata income statement due to elimination of intercompany interest income/expense and management fees.

Weingarten Realty Investors
Mortgage Debt Information in Real Estate Joint Ventures & Parnerships
December 31, 2007
(In Thousands)

Joint Venture Partner	Number of Properties	Mortgage Balance	Average Interest Rate (1)	Average Remaining Term (yrs)

TIAA Florida Retail LLC	7	-	-	-
AEW SRP, LLC	9	$105,481	5.7%	8.0
Collins	8	12,201	6.0%	13.5
AEW - Institutional Client	6	70,693	5.7%	6.2
BIT Retail	3	-	-	-
BIT Investment Thirty-Six, LP	12	25,123	6.4%	3.8
Eagle AN, LP	7	36,202	8.1%	2.7

Other	21	52,789	5.8%	5.7

Total	73	$302,488	6.1%	6.4

(1) All mortgages are fixed rate except for one of the "other" which has a variable rate mortgage ($3.4 million).

Weingarten Realty Investors
Summary Balance Sheet Information
(in thousands, except common share data and percentages)

	December 31,	December 31,
	2007	2006

Common Share Data
Closing Market Price	$31.44	$46.11

Dividend Yield	6.30%	4.03%

90-Day Average Trading Volume	468,050	340,616

Capitalization (As reported)
Debt	$3,165,059	$2,941,039
Preferred Shares	547,500	147,500
Common Shares at Market (1)	2,633,917	3,954,624
Operating Partnership Units at Market	75,959	138,745
Total Market Capitalization	$6,422,435	$7,181,908

Debt to Total Market Capitalization	49.3%	41.0%

Capitalization (Prorata)
Debt	$3,242,349	$2,985,405
Preferred Shares	547,500	147,500
Common Shares at Market (1)	2,633,917	3,954,624
Operating Partnership Units at Market	75,959	138,745
Total Market Capitalization	$6,499,725	$7,226,274

Debt to Total Market Capitalization	49.9%	41.3%

Capital Availability
Unused Portion of $575 MM Revolver	$310,793	$371,923
Shelf Registration - $1 Billion Effective April 2003	85,430	85,430
Shelf Registration - $1.5 Billion Effective September 2004	1,300,000	1,500,000
Shelf Registration - $50 Million Effective September 2004	50,000	50,000
Total	$1,746,223	$2,007,353

Credit Ratings	S&P	Moody's

Senior Debt	BBB+	Baa1
Preferred Shares	BBB	Baa2

(1)	Excludes 1.4 million shares of Treasury Stock held by WRI at 12/31/07 which were subsequently retired on January 11, 2008.

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

			4th Quarter			4th Quarter
	December 31,		Weighted	December 31,		Weighted
	2007		Average Rate	2006		Average Rate
Outstanding Balance Summary (1)
Mortgage Debt	$1,035,578		7.19%	$994,025		7.29%
7% 2011 Bonds	200,000		7.00%	200,000		7.00%
3.95% Convertible Bonds (2)	575,000		3.95%	575,000		3.95%
Unsecured Notes Payable	1,065,867		5.87%	1,119,867		5.85%
Revolving Credit Agreements (3)	255,000		5.54%	18,000		5.97%
Industrial Revenue Bonds	3,889		4.92%	4,422		5.36%
Obligations under Capital Leases	29,725		6.22%	29,725		6.00%
Total Debt - As Reported	3,165,059		6.08%	2,941,039		6.09%
Less: Minority Partners' Interests	(38,677)			(53,633)
Plus: WRI Share of Unconsolidated Joint Ventures	115,967			97,999
Total Debt - Prorata Share	$3,242,349		6.06%	$2,985,405		6.10%

	December 31,			December 31,
	2007		% of Total	2006		% of Total
Fixed vs Variable Rate Debt (at Prorata Share)
(includes the effect of interest rate swaps)

Fixed-rate debt	$2,919,947		90.1%	$2,869,461		96.1%
Variable-rate debt	322,402		9.9%	115,944		3.9%
Total	$3,242,349		100.0%	$2,985,405		100.0%

Secured vs Unsecured Debt (at Prorata Share)
Secured Debt	$1,146,843		35.4%	$1,075,189		36.0%
Unsecured Debt	2,095,506		64.6%	1,910,216		64.0%
Total	$3,242,349		100.0%	$2,985,405		100.0%

Coverage Ratios (at Prorata Share trailing 4 quarters)
Fixed Charge Coverage	2.07	x		2.37	x
Interest Coverage	2.29	x		2.45	x
Debt Service Coverage	2.24	x		2.41	x

	As		Prorata
	Reported		Share
Weighted Average Interest Rates (1)
Three months ended 12/31/07	6.08%		6.06%
Twelve months ended 12/31/07	6.08%		6.07%
Twelve months ended 12/31/06	6.23%		6.26%

(1)	Weighted average interest rates exclude the effects of FAS 141 and loan costs related to financing.

(2)			The convertible bonds mature August 1, 2026 with a call option anytime after August 2011 and an initial conversion price of $49.075 per share.

(3)			Weighted average revolving interest rate excluding the effect of the commitment fee was 5.23% in fourth quarter 2007 and 5.63% in fourth quarter 2006.

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

Schedule of Maturities at December 31, 2007

	As Reported		Prorata Share
	Maturities	Rate (7)	Maturities	Rate (7)	Floating Rate	Fixed Rate
2008 (1) (2) (3)	254,509	6.60%	256,707	6.58%	4,943	251,764
2009	113,506	6.59%	113,280	6.57%	9,795	103,485
2010	119,183	6.54%	127,971	6.50%	745	127,226
2011 (4)	890,314	4.95%	885,326	4.94%	488	884,838
2012	333,112	5.57%	321,400	5.53%	679	320,721
2013	283,412	5.69%	279,347	5.63%	841	278,506
2014	373,787	5.38%	386,404	5.38%	3,102	383,302
2015	200,596	6.04%	209,821	5.60%	1,124	208,697
2016	142,667	5.95%	172,864	5.59%	1,296	171,568
2017	28,779	5.58%	33,523	5.51%	1,456	32,067
Thereafter	119,837	6.90%	150,323	6.04%	30,792	119,531
Subtotal	2,859,702		2,936,966		55,261	2,881,705

Revolvers (5)	255,000	6.06%	255,000	6.06%	255,000
Other (6)	50,357		50,383			50,383
Swap Maturities:
2014					50,000	(50,000)
2029					(37,859)	37,859
Total	$3,165,059	6.08%	$3,242,349	6.07%	$322,402	$2,919,947

(1) Includes $2.7 million of amortizing industrial revenue bonds with a final maturity date of 2015 that are currently callable by the lender.
(2) Includes $25 million of MTN's maturing 2028 with 10, 12 and 20 year put options.
(3) Includes prepayment of $121.8 million mortgage.
(4) Includes $575 million of Convertible debt maturing in 2026 with a 5 year call option.
(5) Includes the effect of the commitment fee.
(6) Other includes capital leases, FAS 141 adjustment and market value of swaps.
(7) Interest rates exclude the effects of FAS 141 and loan costs related to financing.

Weingarten Realty Investors
Tenant Diversification by Percent of Rental Revenues at Prorata Share
(in thousands, except percentages and # of units)

				% of
				Prorata
			# of Units	Rental	Square
Rank	Tenant Name	DBA’s		Revenue	Feet

1	THE KROGER CO.	Kroger, Smith Food, Ralphs, Fry's Food, King Soopers	31	2.65%	1,764

2	T.J.X. COMPANIES, INC.	T.J. Maxx, Marshalls, Home Goods	32	1.65%	833

3	SAFEWAY, INC.	Safeway, Randalls, Von's	20	1.42%	989

4	ROSS STORES, INC.	Ross Dress for Less	30	1.41%	693

5	PUBLIX SUPER MARKETS, INC.		21	1.21%	734

6	HOME DEPOT, INC.		7	1.13%	806

7	OFFICE DEPOT, INC.		25	0.99%	502

8	BLOCKBUSTER VIDEO		53	0.93%	273

9	BARNES & NOBLE INC.	Barnes & Noble, Bookstop Booksellers	12	0.90%	283

10	GAP, INC.	Gap, Old Navy, Banana Republic	20	0.89%	324

11	CIRCUIT CITY		9	0.88%	324

12	PETSMART, INC.		17	0.80%	326

13	PETCO ANIMAL SUPPLIES, INC.		23	0.77%	264

14	H E BUTT GROCERY		6	0.74%	385

15	OFFICE MAX INC.		12	0.63%	269

16	HARRIS TEETER		6	0.58%	287

17	DOLLAR TREE STORES, INC.	Dollar Tree, Greenbacks	30	0.57%	301

18	LINENS 'N THINGS, INC.		10	0.57%	251

19	BED BATH & BEYOND, INC.		16	0.57%	303

20	RALEY'S	Raley's Bel Air Markets	6	0.56%	331

21	STAPLES		11	0.55%	258

22	BEST BUY, INC.		10	0.55%	227

23	ACADEMY SPORTS & OUTDOORS		5	0.53%	567

24	TOYS 'R' US		9	0.52%	312

25	STAGE STORES	Beall's, Palais Royal, Stages	20	0.50%	436

	Total		441	22.50%	12,042

Weingarten Realty Investors
Leasing Information
(in thousands, except percentages and # of units and leases, prorata share)

Lease Expirations
	Shopping Center		Industrial		Total
	Percentage of		Percentage of		Percentage of
		Prorata		Prorata		Prorata
Year Expiring	Sq. Ft.	Revenue	Sq. Ft.	Revenue	Sq. Ft.	Revenue
2008	8.38%	8.39%	17.88%	19.23%	10.68%	9.60%
2009	12.09%	12.34%	18.76%	18.25%	13.70%	13.00%
2010	13.40%	14.85%	16.99%	17.92%	14.26%	15.19%
2011	13.43%	14.27%	10.18%	11.55%	12.63%	13.96%
2012	11.69%	12.81%	16.08%	15.27%	12.75%	13.08%
2013-2017	25.27%	24.59%	19.76%	17.50%	23.91%	23.79%
2018-2027	14.87%	12.01%	0.35%	0.29%	11.42%	10.72%

Leasing Production - New Leases and Renewals

		Number		Increase
		of Leases	Square Feet	in Base Rent
Three Months Ended
December 31, 2007
Retail		264	921	11.4%
Industrial		49	758	9.8%
Total		313	1,679	11.1%

Three Months Ended
December 31, 2006
Retail		234	1,029	9.8%
Industrial		49	544	0.6%
Total		283	1,573	8.2%

Twelve Months Ended
December 31, 2007
Retail		1,048	4,142	11.3%
Industrial		213	2,865	6.0%
Total		1,261	7,007	10.3%

Twelve Months Ended
December 31, 2006
Retail		1,060	3,794	8.6%
Industrial		204	2,313	2.5%
Total		1,264	6,107	7.5%

Average Minimum Rent per Square Foot

	Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2007	2007	2007	2007	2006

Retail	$12.57	$12.37	$12.29	$12.14	$12.12
Industrial	$4.86	$4.90	$4.85	$4.98	$4.91

Occupancy	Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2007	2007	2007	2007	2006

Shopping Center Portfolio	95.1%	95.2%	95.6%	95.4%	95.0%
Industrial Portfolio	92.0%	94.5%	94.6%	90.8%	91.2%
Total Portfolio	94.4%	95.1%	95.3%	94.4%	94.1%

Note: A space is considered occupied upon execution of a lease agreement.

Weingarten Realty Investors
Property Information
(in thousands at prorata share)

Property Investment Summary
		New	Major	All
	Acquisitions	Development	Repairs	Other	Total

Twelve Months Ended 12/31/2007	$565,427	$218,239	$18,236	$64,035	$865,938
Year Ended 12/31/2006	602,987	166,999	14,338	32,757	817,081
Year Ended 12/31/2005	358,990	33,171	12,858	36,791	441,810
Year Ended 12/31/2004	511,245	37,836	12,265	41,983	603,329
Year Ended 12/31/2003	413,796	64,011	11,754	39,062	528,623

Weingarten Realty Investors
Acquisition Summary
(in thousands at prorata share)

		Sq. Ft.
		of Bldg. Area	Date	Total
Center	City/State	at 100%	Acquired	Investment	Yield

Wholly-Owned Acquisitions

Shopping Centers

Scottsdale Horizon	Scottsdale, AZ	10	01/22/07
Entrada De Oro	Tucson, AZ	89	01/22/07
Oracle Crossings	Tucson, AZ	254	01/22/07
Oracle Wetmore	Tucson, AZ	287	01/22/07
Cherokee Plaza	Atlanta, GA	99	01/25/07
Shoppes at Bears Path	Tucson, AZ	44	03/13/07
Madera Village	Tucson, AZ	97	03/13/07
Oak Grove Market Center	Portland, OR	97	06/15/07
Perimeter Village	Atlanta, GA	388	07/03/07
Burbank Station	Burbank, IL	303	07/03/07
Countryside Centre	Clearwater, FL	243	07/06/07
Stella Link Shopping Center	Houston, TX	29	08/21/07
The Shoppes at South Semoran	Orlando, FL	102	09/07/07
Tropicana Beltway Center	Las Vegas, NV	246	12/01/07
		2,288			6.20%

Industrial

Lakeland Interstate Industrial Park I	Lakeland, FL	168	01/11/07
Enterchange at Northlake A	Ashland, VA	215	04/20/07
Enterchange at Walthall D	Colonial Heights, VA	287	04/20/07
Town & Country Commerce Center	Houston, TX	206	06/29/07
Riverview Distribution Center	Atlanta, GA	265	08/10/07
Southpark Industrial Center	Clayton County, GA	235	10/03/07
Westlake Industrial	Atlanta, GA	154	10/03/07
		1,530			6.60%

Other

Arcadia Biltmore Plaza (1)	Phoenix, AZ	24	01/31/07
		24			5.60%

Subtotal - Wholly Owned Acquisitions		3,842			6.20%

Joint Venture Acquisitions

Shopping Centers

Sunrise West (25%)	Sunrise, FL	76	01/26/07
Cole Park Plaza (25%)	Chapel Hill, NC	82	02/01/07
Pineapple Commons (20%)	Stuart, FL	249	07/03/07
Mansell Crossing (20%)	Alpharetta, GA	103	07/03/07
Preston Shepard Place (20%)	Plano, TX	363	07/03/07
Tully Corners Shopping Center (10%)	San Jose, CA	116	09/20/07
Paradise Key (10%)	Destin, FL	272	10/31/07
		1,261			5.80%

Industrial

Enterchange at Northlake C (20%)	Ashland, VA	293	04/20/07
Enterchange at Meadowville (20%)	Chester, VA	227	04/20/07
Interport Business Center A (20%)	Richmond, VA	447	04/20/07
Interport Business Center B (20%)	Richmond, VA	118	05/03/07
Interport Business Center C (20%)	Richmond, VA	55	05/03/07
Enterchange at Walthall C (20%)	Colonial Heights, VA	262	05/03/07
Enterchange at Walthall A & B (20%)	Colonial Heights, VA	607	05/03/07
		2,009			7.60%

Subtotal - Joint Venture Acquisitions		3,270			6.10%

Grand Total Acquisitions (Y-T-D)		7,112		$565,427	6.20%

(1) Acquired office building, a portion of which will be use to house company personnel.

Weingarten Realty Investors
Disposition Summary
(in thousands at prorata share)

		Sq. Ft. of Bldg. Area	Date	Sales	Weighted Sales
Center	City/State	at 100%	Sold	Proceeds	Cap

Operating Property Sales

Shopping Centers

Southridge Plaza	Austin, TX	146	3/8/07
First Colony Commons	Sugarland, TX	410	4/2/07
Lincoln Place I	Fairview Heights, IL	103	4/5/07
Lincoln Place II	Fairview Heights, IL	170	4/5/07
Prien Lake Plaza (1)	Lake Charles, LA	129	5/15/07
Gold Creek	Elizabeth, CO	27	5/8/07
Bridges at Smoky Hill	Aurora, CO	20	5/25/07
Village Shoppes of Sugarloaf	Lawrenceville, GA	148	6/27/07
Plaza Shopping Center	Rosenberg, TX	81	7/18/07
Shoppes at Deer Creek	Crowley, TX	33	9/27/07
Golden Beach Marketplace	Fort Worth, TX	37	9/27/07
Puckett Plaza	Amarillo, TX	135	10/10/07
Ambassador Plaza	Lafayette, LA	29	10/26/07
Westwood Shopping Center	Shreveport, LA	113	11/13/07
Landmark Shopping Center	Houston, TX	56	12/17/07
Northtown Shopping Center	Lubbock, TX	74	12/19/07
Westbury Triangle Shopping Center	Houston, TX	66	12/21/07
Highlands Ranch University Park	Highlands Ranch, CO	86	12/28/07
Subtotal - Shopping Centers		1,863			6.95%

Industrial

Northaven Business Center	Dallas, TX	152	7/18/07
Railwood	Houston, TX	90	9/24/07
Subtotal - Industrial		242			5.96%

Total Operating Property Sales (Y-T-D)		2,105		$257,444	6.91%

Land and Merchant Development Sales

Shopping Centers

Boswell Towne Center	Saginaw, Texas		1/18/07
Lake Pointe Market Center	Rowlett (Dallas), Texas		2/2/07
1855 Dornoch Court	San Diego, CA		5/10/07
1725 Dornoch Court	San Diego, CA		5/10/07
Laveen Village Phase II	Phoenix, AZ		7/12/07
Mckinney Centre	McKinney, TX		7/12/07
Lake Pointe Market Center	Rowlett (Dallas), Texas		8/21/07
NW Freeway at Gessner	Houston, TX		8/31/07
Wilcrest Bissonnet	Houston, TX		9/4/07
Shoppes at Parkwood - IHOP	Mesa, AZ		10/1/07
Westover Square - Comfort Suites	San Antonio, TX		11/9/07
Shoppes at Parkwood - Twin Cactus	Mesa, AZ		12/7/07
Riverpointe Apartments	Conroe, TX		12/13/07
Village at Liberty Lake	Libertry Lake, WA		12/14/07
Westwood Center - Mamma Margie	San Antonio, TX		12/17/07
Clermont Landing	Clermont, FL		12/19/07
RidgewayTrace	Memphis, TN		12/20/07
North Towne Plaza	Brownsville, TX		12/28/07
Prien Lake Plaza	Lake Charles, LA		12/28/07
Rancho Encanto 2	Phoenix, AZ		12/28/07
Westover Square - Valero	San Antonio, TX		12/28/07
Westwood Center - Valero	San Antonio, TX		12/28/07

Total Land and Merchant Development Sales (Y-T-D)				$101,587

Grand Total				$359,031

(1) Sold all except for 3 lots.

Weingarten Realty Investors
New Development Properties (By Stabilization)
(in thousands at prorata share, except percentages)

					Total Square
					Feet of							Total
					Building				Spent			Estimated			Est.
					Area (1)		Percent Leased		Year-To-		Spent	Investment			Final	Estimated
				Percent		WRI’s	Net @	Gross	Date		Inception	(3)			ROI	Stabilization
	Center Name	Location	Anchor	Ownership	Total	Share	100%	(1)	2007		To Date	WRI Costs	Gross Costs		%	Date

	Glenwood Meadows *	Glenwood Springs (Denver), Colorado	Target #	41%	403	114	91.0%	93.8%	$ 623		$ 11,890	$ 11,890	$ 29,000			4Q'07
	Starr Plaza *	Rio Grande City, Texas	Beall's / H.E.B	50%	186	93	95.4%	95.4%	248		10,441	10,441	20,882			4Q'07

	2007 Stabilizations				589	207	92.8%	94.3%	871		22,331	22,331	49,882

1	Raintree Ranch Center	Chandler (Phoenix), Arizona	Whole Foods	100%	140	137	93.7%	93.8%	14,641		27,786	27,786	27,786			1Q'08
2	Sharyland Towne Crossing *	Mission, Texas	Target # / H.E.B	50%	490	179	94.4%	95.9%	11,617		24,878	25,434	50,867			1Q'08
3	Village at Liberty Lake *	Liberty Lake (Spokane), Washington	Home Depot #	50%	10	5	100.0%	100.0%	(713)		175	917	1,834			2Q'08
4	Colonial Landing	Orlando, Florida	PetsMart / Bed, Bath & Beyond	50%	267	133	93.8%	93.8%	1,935		12,987	15,640	31,279			3Q'08
5	Jess Ranch Marketplace *	Apple Valley (Los Angeles), California	Winco #	50%	308	107	86.1%	90.3%	10,247		13,447	18,247	36,493			4Q'08
6	Phillips Landing	Orlando, Florida	Wal-Mart #	100%	286	66	51.3%	88.7%	7,238		12,846	15,366	15,366			4Q'08

	2008 Stabilizations				1,501	628	89.8%	92.8%	44,965		92,119	103,389	163,625

7	Market at Sharyland Place *	Mission, Texas	Kohl's	50%	113	56	81.0%	81.0%	143		1,821	3,021	6,042			2009
8	Curry Ford	Orlando, Florida	N/A	100%	16	11	0.0%	30.9%	1,917		1,917	2,773	2,773			2009
9	The Shoppes at Parkwood Ranch	Mesa (Phoenix), Arizona	Hobby Lobby	100%	121	108	64.4%	68.3%	5,139		5,139	18,727	18,727			2009
10	Phillips Crossing	Orlando, Florida	Whole Foods	100%	147	147	62.2%	62.2%	12,190		13,307	25,016	25,016			2009
11	Mohave Crossroads - PH I, II & III	Bullhead City, Arizona	Target # / Kohl's #	100%	430	233	45.1%	70.3%	14,027		14,027	48,124	48,124			2009
12	Clermont Landing	Clermont (Orlando), Florida	JC Penny #	55%	313	103	7.2%	44.4%	7,309		7,309	17,551	31,911			2009
13	Palm Coast Landing at Town Center	Palm Coast, Florida	Target #	50%	412	111	53.1%	74.6%	10,249		10,249	20,494	40,987			2009
14	Market at Nolana *	McAllen, Texas	Wal-Mart #	50%	263	30	30.9%	84.3%	1,394		4,270	5,543	11,085			2009
15	Waterford Village	Leland (Wilmington), North Carolina	Harris Teeter	75%	118	74	53.7%	61.5%	1,494		7,866	11,249	14,999			2009
16	Buckingham Square	Aurora (Denver), Colorado	Target #	50%	980	223	0.0%	54.5%	3,973		12,978	17,940	35,880			2009

	2009 Stabilizations				2,913	1,096	34.4%	63.4%	57,835		78,883	170,437	235,544

17	Westwood Center	San Antonio, Texas		100%	91	91	0.0%	0.0%	10,436		10,436	15,783	15,783			2010
18	Jess Ranch Phase III *	Apple Valley (Los Angeles), California	Best Buy / Bed, Bath & Beyond	50%	194	97	71.3%	71.3%	6,229		6,229	22,150	44,300			2010
19	River Point at Sheridan *	Sheridan (Denver), Colorado	Target # / Costco #	50%	776	224	20.0%	53.9%	(5,133)	(2)	15,507	33,173	66,346			2010
20	North Towne Plaza	Brownsville, Texas	Lowe's #	75%	297	127	0.0%	42.9%	2,439		7,824	20,211	26,948			2010
21	Gateway Station	Burleson (Fort Worth), Texas	Kohl's # / Conn's	70%	184	59	35.7%	70.6%	1,574		2,856	9,675	13,821			2010
22	Tomball Marketplace	Tomball (Houston), Texas	Academy #	100%	373	184	0.0%	50.7%	10,456		26,292	32,790	32,790			2010
23	North Sharyland Crossing *	Mission, Texas		50%	320	72	0.0%	0.0%	50		3,656	8,928	17,855			2010
24	Decatur 215	Las Vegas, Nevada	Target #	50%	376	122	0.0%	35.1%	14,953		14,948	39,849	79,698			2010
25	Horne Street	Fort Worth, Texas	24 Hour Fitness	100%	55	55	72.7%	72.7%	4,576		4,576	13,539	13,539			2010
26	Ridgeway Trace	Memphis, Tennessee	Target #	100%	347	210	0.0%	39.7%	(148)		27,410	66,575	66,575			2010
27	Southern Pines Village	Southern Pines, North Carolina		100%	68	68	0.0%	0.0%	8,862		8,862	15,985	15,985			2010
28	Gladden Farms	Marana (Tucsan), Arizona	Fry's #	50%	173	32	0.0%	62.5%	2,532		2,532	6,300	12,599			2011
29	S. Fulton Town Center	Atlanta, Georgia		50%	435	129	0.6%	0.0%	10,317		10,317	22,216	44,432			2011
30	Surf City Crossing	Surf City (Wilmington), North Carolina	Harris Teeter	100%	71	71	68.8%	68.8%	2,616		5,910	6,764	6,764			2011
31	Westover Square	San Antonio, Texas	All Pad Site	67%	0	0	0.0%	0.0%	(697)		2,357	-	-	(4)		2011
32	Stevens Ranch	San Antonio, Texas		50%	932	283	0.0%	0.0%	20,300		20,300	40,888	81,775			2013

	2010 & Beyond Stabilizations				4,692	1,824	12.2%	31.3%	89,362		170,012	354,824	539,210

	Total 32 properties Currently Under Development (5)				9,106	3,547	33.5%	51.7%	$ 192,162		$ 341,014	$ 628,650	$ 938,379		9.1%

	2007 Stabilizations				589	207	92.8%	94.3%	$ 871		$ 22,331	$ 22,331	$ 49,882		9.8%
	2008 - 2009 Stabilizations				4,414	1,724	56.2%	73.4%	$ 102,800		$ 171,002	$ 273,826	$ 399,169		9.5%

	* Unconsolidated Joint Venture
	# Denotes anchors that are not owned by Weingarten

(1)  Total  Building Area (Gross) square footage reflects 100% ownership including square feet owned by other.  WRI's share of building area (Net) square footage reflects WRI's ownership percentage excluding square feet owned by other.

	(2) Net of receipt of bond reimbursements
	(3) Net of expected proceeds not yet received from anchor and pad sales
	(4) WRI will not have an investment interest after pad sale considerations
	(5) Excludes 14 parcels of land available for development totaling $63 million
	Note: Crabtree Towne Center, Festival Plaza-Helotes, Shoppes at Caveness Farms & Rock Prairie Marketplace have been removed and placed in land available for development

Weingarten Realty Investors
Total Operating Income at Prorata Share by Geographic Region (1)
(in thousands, except percentages)

	Twelve Months Ended December 31,				Twelve Months Ended December 31,
	2007	%	2006	%	2005	%	2004	%	2003	%

Western Region
California	$38,319	13.5%	$38,437	15.4%	$36,715	15.6%	$32,188	15.6%	$26,178	14.9%
Nevada	22,483	7.9%	19,791	7.9%	16,949	7.2%	13,208	6.4%	11,862	6.7%
Arizona	16,894	6.0%	10,232	4.1%	9,926	4.2%	8,648	4.2%	8,038	4.6%
Colorado	7,283	2.6%	7,478	3.0%	6,211	2.6%	6,253	3.0%	3,423	1.9%
New Mexico	6,532	2.3%	6,523	2.6%	5,445	2.3%	4,268	2.1%	3,442	2.0%
Utah	2,383	0.8%	2,224	0.9%	2,014	0.9%	1,763	0.9%	(2)	0.0%
Oregon	805	0.3%	34	0.0%	-	0.0%	-	0.0%	-	0.0%
Washington	1,064	0.4%	207	0.1%	-	0.0%	-	0.0%	-	0.0%
Total Western Region	95,763	33.8%	84,926	34.0%	77,260	32.8%	66,328	32.2%	52,941	30.1%

Central Region
Texas	$76,294	27.0%	$76,215	30.5%	$80,032	34.1%	$71,786	34.7%	$73,680	41.9%
Louisiana	7,683	2.7%	6,388	2.6%	7,810	3.3%	11,215	5.4%	6,340	3.6%
Kansas	1,291	0.5%	1,241	0.5%	1,049	0.4%	1,548	0.7%	1,785	1.0%
Arkansas	2,195	0.8%	2,183	0.9%	3,481	1.5%	1,823	0.9%	1,288	0.7%
Mississippi	-	0.0%	(6)	0.0%	(1)	0.0%	-	0.0%	(15)	0.0%
Illinois	1,582	0.6%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Missouri	1,092	0.4%	1,238	0.5%	1,334	0.6%	1,383	0.7%	1,425	0.8%
Oklahoma	561	0.2%	513	0.2%	436	0.2%	585	0.3%	540	0.3%
Total Central Region	90,698	32.2%	87,772	35.2%	94,141	40.1%	88,340	42.7%	85,043	48.3%

Eastern Region
Florida	$50,419	17.8%	$41,810	16.7%	$34,012	14.5%	$30,223	14.6%	$23,811	13.5%
North Carolina	19,620	6.9%	17,273	6.9%	14,073	6.0%	11,038	5.3%	8,398	4.8%
Virginia	1,207	0.4%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
South Carolina	171	0.1%	154	0.1%	-	0.0%	-	0.0%	-	0.0%
Georgia	15,916	5.6%	8,864	3.5%	7,016	3.1%	5,022	2.4%	2,097	1.3%
Tennessee	4,525	1.6%	5,069	2.0%	4,313	1.9%	3,949	1.9%	3,357	1.9%
Kentucky	4,571	1.5%	4,112	1.5%	3,441	1.5%	1,508	0.7%	-	0.0%
Maine	160	0.1%	224	0.1%	350	0.1%	318	0.2%	89	0.1%
Total Eastern Region	96,589	34.0%	77,506	30.8%	63,205	27.1%	52,058	25.1%	37,752	21.6%

Total Operating Income	$283,050	100.0%	$250,204	100.0%	$234,606	100.0%	$206,726	100.0%	$175,736	100.0%

(1) The Operating Income at Prorata Share includes the real estate operations of joint ventures at WRI's ownership percentages ranging from 7.8% to 81% except for the operations of down-reit partnerships, which are included at 100% with the applicable minority interest. Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Average Base Rents by CBSA
December 31, 2007
In Thousands, except per square foot amounts
Economics reflect WRI's prorata ownership interest

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
				SF	Rents	Rents	SF	Rents	Rents
	# of
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF
Retail
West Region
Flagstaff, AZ	1	166	$10.17	126	$987	$7.83	40	$697	$17.63
Phoenix-Mesa-Scottsdale, AZ	16	1,283	$14.40	645	$5,619	$8.71	502	$10,897	$21.71
Tucson, AZ	5	728	$12.72	506	$4,777	$9.45	161	$3,700	$23.01
Arizona	22	2,178	$13.48	1,277	$11,383	$8.91	702	$15,294	$21.78
Los Angeles-Long Beach et al, CA	4	644	$17.49	416	$5,880	$14.13	170	$4,376	$25.71
Madera, CA	1	85	$12.51	52	$484	$9.29	26	$487	$19.09
Modesto, CA	1	79	$15.17	47	$515	$10.84	31	$680	$21.76
Redding, CA	1	121	$15.53	65	$552	$8.56	54	$1,287	$23.90
Riverside et al, CA	3	525	$17.97	244	$2,536	$10.41	207	$5,562	$26.86
Sacramento--Arden et al, CA	5	630	$12.40	342	$1,901	$5.56	255	$5,494	$21.59
San Diego-Carlsbad et al, CA	3	267	$19.79	115	$1,248	$10.84	110	$3,217	$29.12
San Francisco-Oakland et al, CA	3	447	$20.29	246	$3,345	$13.62	178	$5,251	$29.49
San Jose-Sunnyvale et al, CA	2	146	$18.39	66	$421	$6.40	71	$2,099	$29.46
Santa Cruz-Watsonville, CA	1	150	$8.59	93	$466	$5.00	47	$738	$15.71
Santa Rosa-Petaluma, CA	1	199	$11.20	162	$1,368	$8.45	33	$818	$24.57
Vallejo-Fairfield, CA	3	364	$14.80	180	$1,139	$6.34	153	$3,789	$24.73
California	28	3,657	$15.95	2,027	$19,855	$9.79	1,336	$33,798	$25.30
Colorado Springs, CO	2	297	$8.84	243	$1,789	$7.36	50	$798	$16.08
Denver-Aurora, CO	7	599	$16.21	307	$3,685	$12.00	242	$5,218	$21.54
None	1	111	$10.49	87	$640	$7.39	21	$488	$23.33
Colorado	10	1,006	$13.29	637	$6,114	$9.60	313	$6,504	$20.80
Las Vegas-Paradise, NV	13	2,895	$12.85	2,052	$18,459	$9.00	731	$17,308	$23.68
Nevada	13	2,895	$12.85	2,052	$18,459	$9.00	731	$17,308	$23.68
Albuquerque, NM	4	502	$15.06	335	$4,133	$12.33	166	$3,414	$20.56
Santa Fe, NM	1	250	$11.65	155	$1,319	$8.53	86	$1,481	$17.27
New Mexico	5	752	$13.95	490	$5,452	$11.13	252	$4,895	$19.44
Portland-Vancouver et al, OR-WA	3	120	$13.41	66	$555	$8.45	53	$1,040	$19.53
Oregon	3	120	$13.41	66	$555	$8.45	53	$1,040	$19.53
Provo-Orem, UT	1	30	$14.97	12	$158	$13.43	18	$283	$15.99
Salt Lake City, UT	2	276	$12.23	188	$1,906	$10.16	84	$1,422	$16.85
Utah	3	307	$12.50	200	$2,065	$10.35	102	$1,705	$16.70
Seattle-Tacoma-Bellevue, WA	4	82	$16.43	64	$923	$14.48	16	$387	$24.25
Washington	4	82	$16.43	64	$923	$14.48	16	$387	$24.25
Total West Region	88	10,996	$14.13	6,812	$64,807	$9.51	3,505	$80,931	$23.09
Central Region
Little Rock-N. Little Rock, AR	3	358	$8.47	298	$2,194	$7.36	46	$717	$15.70
Arkansas	3	358	$8.47	298	$2,194	$7.36	46	$717	$15.70
Chicago et al, IL-IN-WI	1	304	$11.55	268	$2,647	$9.87	35	$858	$24.38
Illinois	1	304	$11.55	268	$2,647	$9.87	35	$858	$24.38
Kansas City, MO-KS	1	135	$9.51	76	$601	$7.89	38	$483	$12.77
Topeka, KS	1	116	$11.26	116	$1,303	$11.26	0	$0	$0.00
Kansas	2	251	$10.39	192	$1,904	$9.92	38	$483	$12.77
Baton Rouge, LA	1	155	$15.64	69	$728	$10.61	84	$1,658	$19.77
De Ridder, LA	1	131	$5.60	36	$127	$3.50	50	$353	$7.13
Hammond, LA	1	226	$6.70	135	$568	$4.19	89	$938	$10.53

Weingarten Realty Investors
Average Base Rents by CBSA
December 31, 2007
In Thousands, except per square foot amounts
Economics reflect WRI's prorata ownership interest

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
				SF	Rents	Rents	SF	Rents	Rents
	# of
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF
Lafayette, LA	2	163	$9.61	73	$561	$7.67	80	$907	$11.39
Lake Charles, LA	5	482	$6.51	314	$1,538	$4.89	103	$1,177	$11.48
Monroe, LA	1	141	$5.50	87	$293	$3.37	55	$485	$8.88
New Orleans-Metairie-Kenner, LA	1	138	$14.45	78	$744	$9.51	75	$1,472	$19.59
Shreveport-Bossier City, LA	1	45	$15.91	27	$357	$13.43	13	$280	$20.81
Louisiana	13	1,481	$8.91	819	$4,915	$6.00	548	$7,270	$13.27
St. Louis, MO-IL	2	229	$9.44	136	$1,100	$8.10	49	$649	$13.14
Missouri	2	229	$9.44	136	$1,100	$8.10	49	$649	$13.14
Oklahoma City, OK	2	172	$7.18	107	$580	$5.40	48	$536	$11.17
Oklahoma	2	172	$7.18	107	$580	$5.40	48	$536	$11.17
Amarillo, TX	3	371	$8.96	147	$833	$5.67	154	$1,865	$12.07
Austin-Round Rock, TX	1	227	$15.68	82	$898	$10.91	145	$2,662	$18.39
Beaumont-Port Arthur, TX	8	413	$8.86	176	$802	$4.55	161	$2,186	$13.59
College Station-Bryan, TX	1	107	$10.70	86	$916	$10.66	15	$163	$10.90
Corpus Christi, TX	2	490	$12.73	281	$2,709	$9.64	181	$3,182	$17.53
Dallas-Fort Worth-Arlington, TX	9	1,307	$11.79	654	$5,685	$8.69	483	$7,718	$15.97
Houston-Baytown-Sugar Land, TX	63	6,981	$11.91	4,037	$34,225	$8.48	2,265	$40,850	$18.04
Killeen-Temple-Fort Hood, TX	1	115	$11.92	98	$1,033	$10.52	17	$340	$19.97
Laredo, TX	2	377	$13.77	260	$2,922	$11.26	107	$2,124	$19.86
Lubbock, TX	2	182	$8.39	143	$923	$6.44	39	$604	$15.60
Lufkin, TX	1	257	$6.99	170	$856	$5.04	34	$569	$16.79
McAllen-Edinburg-Pharr, TX	7	468	$11.31	357	$3,368	$9.44	76	$1,525	$20.07
Rio Grande City, TX	1	88	$11.30	76	$788	$10.42	12	$201	$16.90
San Antonio, TX	6	749	$10.94	471	$3,628	$7.70	232	$4,068	$17.53
Texarkana, TX-Texarkana, AR	1	97	$3.86	44	$100	$2.29	28	$178	$6.29
Tyler, TX	1	60	$8.13	33	$212	$6.35	16	$192	$11.78
Texas	109	12,289	$11.58	7,115	$59,897	$8.42	3,966	$68,428	$17.25
Total Central Region	132	15,084	$11.14	8,936	$73,238	$8.20	4,730	$78,941	$16.69
East Region
Fort Walton Beach et al, FL	2	70	$15.40	50	$675	$13.47	14	$318	$22.16
Jacksonville, FL	1	304	$9.07	250	$1,808	$7.23	52	$930	$18.00
Miami-Fort Lauderdale et al, FL	15	2,129	$14.55	1,245	$12,196	$9.80	801	$17,565	$21.93
Orlando, FL	12	1,575	$14.40	1,033	$11,895	$11.52	433	$9,222	$21.29
Palm Bay-Melbourne et al, FL	3	182	$8.76	106	$618	$5.82	66	$890	$13.50
Port St. Lucie-Fort Pierce, FL	1	50	$10.89	43	$381	$8.91	6	$147	$25.75
Punta Gorda, FL	2	25	$18.08	15	$215	$14.34	9	$223	$24.15
Sarasota-Bradenton-Venice, FL	1	97	$10.45	46	$324	$7.13	44	$611	$13.88
Tampa-St. Petersburg et al, FL	4	924	$12.97	577	$5,429	$9.40	331	$6,358	$19.20
Florida	41	5,357	$13.63	3,365	$33,542	$9.97	1,756	$36,264	$20.65
Atlanta-Sandy Springs et al, GA	14	1,759	$13.73	1,119	$11,480	$10.26	526	$11,112	$21.11
Gainesville, GA	1	78	$12.73	46	$427	$9.35	20	$407	$20.51
Georgia	15	1,837	$13.69	1,165	$11,907	$10.22	546	$11,519	$21.09
Lexington-Fayette, KY	3	429	$13.56	207	$1,820	$8.80	206	$3,775	$18.34
Louisville, KY-IN	1	169	$11.69	73	$599	$8.17	64	$1,010	$15.71
Kentucky	4	597	$13.09	280	$2,419	$8.64	270	$4,785	$17.72
Lewiston-Auburn, ME	1	154	$6.79	54	$355	$6.60	36	$255	$7.08
Maine	1	154	$6.79	54	$355	$6.60	36	$255	$7.08
Charlotte-Gastonia et al, NC-SC	4	319	$17.35	154	$2,099	$13.67	137	$2,949	$21.46
Durham, NC	6	342	$10.85	176	$1,566	$8.88	124	$1,696	$13.64
Raleigh-Cary, NC	14	1,703	$11.16	1,035	$7,631	$7.37	589	$10,495	$17.82
Southern Pines-Pinehurst, NC	1	250	$8.30	174	$979	$5.63	74	$1,079	$14.56
North Carolina	25	2,614	$11.57	1,539	$12,276	$7.98	925	$16,219	$17.54
Hilton Head Island-Beaufort, SC	1	22	$14.11	5	$45	$8.50	14	$223	$16.25
South Carolina	1	22	$14.11	5	$45	$8.50	14	$223	$16.25

Weingarten Realty Investors
Average Base Rents by CBSA
December 31, 2007
In Thousands, except per square foot amounts
Economics reflect WRI's prorata ownership interest

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
				SF	Rents	Rents	SF	Rents	Rents
	# of
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF
Memphis, TN-MS-AR	6	651	$10.62	421	$3,525	$8.38	159	$2,627	$16.54
Tennessee	6	651	$10.62	421	$3,525	$8.38	159	$2,627	$16.54
Total East Region	93	11,232	$12.91	6,828	$64,069	$9.38	3,706	$71,893	$19.40
Total Retail	313	37,312	$12.57	22,576	$202,113	$8.95	11,940	$231,765	$19.41

Industrial
West Region
San Diego-Carlsbad et al, CA	1	145	$6.53	112	$716	$6.37	2	$27	$17.45
California	1	145	$6.53	112	$716	$6.37	2	$27	$17.45
Total West Region	1	145	$6.53	112	$716	$6.37	2	$27	$17.45
Central Region
Austin-Round Rock, TX	7	486	$9.38	86	$815	$9.51	363	$3,397	$9.35
Dallas-Fort Worth-Arlington, TX	16	2,454	$4.72	1,679	$6,705	$3.99	556	$3,846	$6.91
Houston-Baytown-Sugar Land, TX	30	3,557	$5.35	2,563	$12,462	$4.86	673	$4,851	$7.20
San Antonio, TX	3	545	$5.29	296	$1,520	$5.14	199	$1,096	$5.50
Texas	56	7,041	$5.41	4,623	$21,503	$4.65	1,792	$13,190	$7.36
Total Central Region	56	7,041	$5.41	4,623	$21,503	$4.65	1,792	$13,190	$7.36
East Region
Lakeland, FL	2	768	$4.33	708	$3,067	$4.33	0	$0	$0.00
Tampa-St. Petersburg et al, FL	3	896	$4.28	819	$3,482	$4.25	17	$94	$5.48
Florida	5	1,665	$4.30	1,527	$6,548	$4.29	17	$94	$5.48
Atlanta-Sandy Springs et al, GA	10	1,610	$3.82	1,182	$4,501	$3.81	21	$93	$4.49
Georgia	10	1,610	$3.82	1,182	$4,501	$3.81	21	$93	$4.49
Memphis, TN-MS-AR	3	685	$2.67	641	$1,712	$2.67	0	$0	$0.00
Tennessee	3	685	$2.67	641	$1,712	$2.67	0	$0	$0.00
Richmond, VA	9	788	$4.56	713	$3,215	$4.51	6	$66	$11.12
Virginia	9	788	$4.56	713	$3,215	$4.51	6	$66	$11.12
Total East Region	27	4,747	$3.95	4,063	$15,976	$3.93	44	$254	$5.77
Total Industrial	84	11,933	$4.86	8,798	$38,195	$4.34	1,838	$13,472	$7.33

Joint venture properties are reflected at WRI prorata share
Occupied SF based on commenced leases
# of properties and GLA differ from property list due to new development properties with no commenced leases

Weingarten Realty Investors
Property Listing at December 31, 2007

Gross Leasable Area

ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	26	2,372,074	5,842	1,134,002	3,511,919
Arkansas	3	357,740	-	-	357,740
California	30	3,858,004	812,506	551,304	5,221,813
Colorado	12	1,033,273	773,449	1,328,736	3,135,456
Florida	50	7,197,115	2,136,682	1,287,288	10,621,084
Georgia	24	3,448,104	694,056	892,003	5,034,164
Illinois	1	303,566	-	-	303,566
Kansas	2	250,855	-	-	250,855
Kentucky	4	597,489	-	76,410	673,899
Louisiana	15	1,481,439	430,808	976,172	2,888,420
Maine	1	153,776	51,258	-	205,034
Missouri	2	229,182	28,267	-	257,449
Nevada	13	2,894,975	-	625,737	3,520,712
New Mexico	6	1,021,865	-	396,750	1,418,615
North Carolina	27	2,683,260	147,005	742,374	3,572,639
Oklahoma	2	171,657	-	-	171,657
Oregon	3	119,939	90,927	62,600	273,466
South Carolina	1	21,530	64,590	-	86,120
Tennessee	9	1,336,002	455,189	137,740	1,928,931
Texas	167	19,782,773	3,043,987	2,891,221	25,717,977
Utah	3	306,638	60,772	296,357	663,767
Virginia	9	788,083	1,607,139	-	2,395,222
Washington	5	81,877	327,505	198,220	607,602
Grand Total	415	50,491,216	10,729,982	11,596,914	72,818,107
Total Retail	335	38,360,286	5,549,679	11,596,914	55,506,874
Total Industrial	77	11,970,613	5,180,303	-	17,150,916
Total Other	3	160,317	-	-	160,317

Footnotes for detail property listing
(1)  Denotes partial ownership.  The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.

(2)  Denotes property currently under development.

(3)  Denotes properties that are not consolidated for SEC reporting purposes.

(+)  Denotes supermarket or discount store offering full service grocery along with general merchandise.

NOTE:  Square feet is reflective of area available to be leased.  Certain listed properties may have additional square feet under WRI ownership.

Weingarten Realty Investors
Property Listing at December 31, 2007

Gross Leasable Area

Center	Location	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total

Retail
Operating Properties
Arizona
Palmilla Center	Dysart Rd. at McDowell Rd., Avondale	Office Max, PetsMart, Dollar Tree, Fry’s Supermarket + (O.B.O.)	100.0%	103,568	0	65,574	169,142
University Plaza	Plaza Way at Milton Rd., Flagstaff	PetsMart, Safeway +, Ross Dress for Less, Bed Bath & Beyond	100.0%	166,321	0	0	166,321
Val Vista Towne Center	Warner at Val Vista Rd., Gilbert	Target (O.B.O.), Staples, Ross Dress for Less, Petco	100.0%	93,372	0	123,000	216,372
Arrowhead Festival S.C.	75th Ave. at W. Bell Rd., Glendale	Borders (O.B.O.), Sports Authority (O.B.O.), Toys “R” Us (O.B.O.), Bed Bath & Beyond (O.B.O.)	100.0%	29,834	0	146,624	176,458
Fry's Ellsworth Plaza	Broadway Rd. at Ellsworth Rd., Mesa	Fry’s Supermarket + (O.B.O.)	100.0%	9,034	0	64,574	73,608
Monte Vista Village Center	Baseline Rd. at Ellsworth Rd., Mesa	Safeway + (O.B.O.)	100.0%	45,751	0	58,400	104,151
Red Mountain Gateway	Power Rd. at McKellips Rd., Mesa	Target (O.B.O.), Bed Bath & Beyond, Famous Footwear	100.0%	69,568	0	136,000	205,568
Camelback Village Square	Camelback at 7th Avenue, Phoenix	Fry’s Supermarket +, Target (O.B.O.), Office Max	100.0%	134,494	0	100,000	234,494
Laveen Village Market	Baseline Rd. at 51st St., Phoenix	Fry’s Supermarket + (O.B.O.)	100.0%	40,025	0	71,619	111,644
Rancho Encanto	35th Avenue at Greenway Rd., Phoenix	Blockbuster	100.0%	70,909	0	0	70,909
Squaw Peak Plaza	16th Street at Glendale Ave., Phoenix	Basha's, Blockbuster	100.0%	61,060	0	0	61,060
Fountain Plaza	77th St. at McDowell, Scottsdale	Fry’s Supermarket +, Dollar Tree	100.0%	102,271	0	0	102,271
Scottsdale Horizon	Frank Lloyd Wright Blvd and Thompson Peak Parkway, Scottsdale	Baja Fresh Mexican Grill	100.0%	10,337	0	0	10,337
Broadway Marketplace	Broadway at Rural, Tempe	Office Max, Ace Hardware	100.0%	82,757	0	0	82,757
Fry's Valley Plaza	S. McClintock at E. Southern, Tempe	Basha’s +	100.0%	145,104	0	0	145,104
Pueblo Anozira	McClintock Dr. at Guadalupe Rd., Tempe	Fry’s Food & Drug +, Petco, Dollar Tree	100.0%	157,309	0	0	157,309
Entrada de Oro	Magee Road and Oracle Road, Tucson	Wal-Mart	100.0%	88,685	0	20,406	109,091
Madera Village	Tanque Verde Rd. and Catalina Hwy, Tucson	Safeway +, Walgreen's, Ace Hardware	100.0%	96,032	0	10,594	106,626
Oracle Crossings	Oracle Highway and Magee Road, Tucson	Kohl's, Sprouts Farmers Market +, Peter Piper Pizza	100.0%	243,625	0	10,000	253,625
Oracle Wetmore	Wetmore Road and Oracle Highway, Tucson	Home Depot , Circuit City, PetSmart, Walgreens	100.0%	256,093	0	0	256,093
Shoppes at Bears Path	Tanque Verde Rd. and Bear Canyon Rd., Tucson	Osco Drug (O.B.O.), Carondelet Health Care Corp., Leslie Pools	100.0%	43,928	0	21,851	65,779
Arizona Total:	# of Properties: 21			2,050,077	0	828,642	2,878,719
Arkansas
Markham Square	W. Markham at John Barrow, Little Rock	Burlington Coat Factory	100.0%	126,904	0	0	126,904
Markham West	11400 W. Markham, Little Rock	Office Depot, Michael’s, Academy, Bassett Furniture, Dollar Tree	100.0%	178,210	0	0	178,210
Westgate	Cantrell at Bryant, Little Rock	SteinMart	100.0%	52,626	0	0	52,626
Arkansas Total:	# of Properties: 3			357,740	0	0	357,740
California
Centerwood Plaza	Lakewood Blvd. at Alondra Dr., Bellflower	Bestway Supermarket +, Hollywood Video	100.0%	75,500	0	0	75,500
Southampton Center	IH-780 at Southampton Rd., Benecia	Raley’s +, Hollywood Video	100.0%	162,390	0	0	162,390
580 Market Place	E. Castro Valley at Hwy. I-580, Castro Valley	P. W. Supermarkets +, Petco	100.0%	100,165	0	0	100,165
Chino Hills Marketplace	Chino Hills Pkwy. at Pipeline Ave., Chino Hills	Rite Aid, Von’s +, 24 Hour Fitness, Dollar Tree	100.0%	309,098	0	0	309,098
Buena Vista Marketplace	Huntington Dr. at Buena Vista St., Duarte	Ralphs +	100.0%	90,805	0	0	90,805
El Camino Promenade	El Camino Real at Via Molena, Encinitas	T.J. Maxx, Beverages & More, Staples	100.0%	130,856	0	0	130,856
Fremont Gateway Plaza	Paseo Padre Pkwy. at Walnut Ave., Fremont	Raley’s +, NAZ Cinema, 24 Hour Fitness	100.0%	194,601	0	0	194,601
Hallmark Town Center	W. Cleveland Ave. at Stephanie Ln., Madera	Food 4 Less + , Bally’s	100.0%	85,066	0	0	85,066
Menifee Town Center	Antelope Rd. at Newport Rd., Menifee	Ralphs +, Target (O.B.O.), Ross Dress for Less	100.0%	124,494	0	124,000	248,494
Marshalls Plaza	McHenry at Sylvan Ave., Modesto	Marshall’s, Dress Barn, Guitar Center	100.0%	78,752	0	0	78,752
Prospectors Plaza	Missouri Flat Rd. at US Hwy. 50, Placerville	SaveMart +, Kmart, Long’s Drug Store	100.0%	228,345	0	0	228,345
Shasta Crossroads	Churn Creek Rd. at Dana Dr., Redding	Food Maxx +, Target (O.B.O.), Sport Authority (O.B.O.), Ashley Furniture (O.B.O.)	100.0%	121,334	0	131,468	252,802
Ralphs Redondo	Hawthorne Blvd. at 182nd St., Redondo Beach	Ralphs +	100.0%	66,700	0	0	66,700
Arcade Square	Watt Ave. at Whitney Ave., Sacramento	Grocery Outlet +, Hollywood Video	100.0%	76,497	0	0	76,497

Weingarten Realty Investors
Property Listing at December 31, 2007

Gross Leasable Area

Center	Location	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total

Discovery Plaza	W. El Camino Ave. at Truxel Rd., Sacramento	Bel Air Market +, Blockbuster	100.0%		93,398	0	0	93,398
Summerhill Plaza	Antelope Rd. at Lichen Dr., Sacramento	Raley’s +	100.0%		133,614	0	0	133,614
Valley	Franklin Boulevard and Mack Road, Sacramento	Raley's +	100.0%		98,240	0	5,365	103,605
Silver Creek Plaza	E. Capital Expressway at Silver Creek Blvd., San Jose	Safeway +, Walgreen’s, Orchard Supply (O.B.O.)	100.0%		134,179	0	65,000	199,179
Tully Corners Shopping Center	Tully Rd at Quimby Rd, San Jose	Food Maxx +, Petco, Party City	10.0%	(1)(3)	11,599	104,393	0	115,992
Greenhouse Marketplace	Lewelling Blvd. at Washington Ave., San Leandro	Safeway + (O.B.O.), Longs Drug Stores (O.B.O.), Big Lots, 99 Cents Only, Factory 2 U	100.0%		152,095	0	86,569	238,664
Rancho San Marcos Village	San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Von’s + , 24 Hour Fitness	100.0%		120,829	0	0	120,829
San Marcos Plaza	San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Albertsons + (O.B.O.)	100.0%		35,880	0	45,206	81,086
Stony Point Plaza	Stony Point Rd. at Hwy. 12, Santa Rosa	Food Maxx +, Hollywood Video	100.0%		198,528	0	0	198,528
Sunset Center	Sunset Ave. at State Hwy. 12, Suisun City	Albertsons +, Rite Aid	100.0%		85,238	0	0	85,238
Creekside Center	Alamo Dr. at Nut Creek Rd., Vacaville	Raley’s +, Blockbuster	100.0%		116,229	0	0	116,229
Freedom Centre	Freedom Blvd. At Airport Blvd., Watsonville	Rite Aid, Big Lots, Safeway +	100.0%		150,241	0	0	150,241
Westminster Center	Westminster Blvd. at Golden West St., Westminster	Albertsons +, Home Depot, Edward’s Cinema, Rite Aid, Petco	100.0%		411,278	0	0	411,278
California Total:	# of Properties: 27				3,585,951	104,393	457,608	4,147,952
Colorado
Aurora City Place	E. Alameda at I225, Aurora	PetsMart, Sportsman Warehouse, Linens ‘N Things, Barnes & Noble, Comp USA, Ross Dress For Less, Super Target + (O.B.O.), Pier 1 Imports	50.0%	(1)(3)	182,642	182,642	182,000	547,283
Academy Place	Academy Blvd. at Union Blvd., Colorado Springs	Safeway + (O.B.O.), Ross Dress For Less, Target (O.B.O.)	100.0%		84,057	0	177,362	261,419
Uintah Gardens	NEC 19th St. at West Uintah, Colorado Springs	King Sooper’s +, Walgreens, Petco, Big 5 Sporting Goods	100.0%		212,638	0	0	212,638
Green Valley Ranch Towne Center	Tower Rd. at 48th Ave., Denver	King Sooper’s + (O.B.O.)	50.0%	(1)(3)	27,503	27,503	58,000	113,006
Lowry Town Center	2nd Ave. at Lowry Ave., Denver	Super Target + (O.B.O.), Barnes & Noble, Office Max, Michael’s, Pier 1 Imports, Cost Plus, Linens ‘N Things	50.0%	(1)(3)	38,370	38,370	52,700	129,439
CityCenter Englewood	S. Santa Fe at Hampden Ave., Englewood	Wal-Mart (O.B.O.), Ross Dress for Less, Gart Sports, Office Depot, Bally Total Fitness, Petco	51.0%	(1)	137,977	132,566	90,000	360,543
Glenwood Meadows	Midland Ave. at W. Meadows, Glenwood Springs	Target (O.B.O.), Pier 1 Imports, The Sports Authority, Bed Bath & Beyond, Petco, Lowe's	41.0%	(1)(3)	110,950	159,646	125,174	395,760
Crossing at Stonegate	Jordon Rd. at Lincoln Ave., Parker	King Sooper’s +	51.0%	(1)	55,620	53,438	0	109,058
Thorncreek Crossing	Washington St. at 120th St., Thornton	Super Target + (O.B.O.), Barnes & Noble, Office Max, Michael’s, Pier 1 Imports, Cost Plus, Linens ‘N Things	51.0%	(1)	108,186	103,944	174,000	386,130
Westminster Plaza	North Federal Blvd. at 72nd Ave., Westminster	Safeway + Walgreen (O.B.O.)	50.0%	(1)	48,521	48,521	0	97,042
Colorado Total:	# of Properties: 10				1,066,454	746,630	859,236	2,612,318
Florida
Boca Lyons	Glades Rd. at Lyons Rd., Boca Raton	Ross Dress for Less, Ethan Allen	100.0%		113,689	0	0	113,689
Countryside Centre	US Highway 19 at Countryside Boulevard	Albertsons+, T.J. Maxx, Home Goods	100.0%		242,123	0	0	242,123
Sunset 19	US Hwy. 19 at Sunset Pointe Rd., Clearwater	Publix +, Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority, Old Navy	100.0%		275,910	0	0	275,910
Embassy Lakes	Sheraton St. at Hiatus Rd., Cooper City	Winn Dixie +, Walgreen’s, Tuesday Morning	100.0%		131,723	0	48,214	179,937
Paradise Key	US Highway 98 and Mid Bay Bridge Rd, Destin	Publix +, Ross Dress for Less, Stein Mart, Bed Bath & Beyond, Old Navy	10.0%	(1)(3)	27,178	244,599	0	271,777
Shoppes at Paradise Isle	34940 Emerald Coast Pkwy, Destin	Best Buy, Linens N' Things, Michaels, Office Depot, PetsMart	25.0%	(1)(3)	42,959	128,878	0	171,837
Hollywood Hills Plaza	Hollywood Blvd. at North Park Rd., Hollywood	Publix +, Target, CVS/pharmacy	100.0%		364,714	0	0	364,714
Indian Harbour Place	East Eau Gallie Boulevard, Indian Harbour Beach	Beall's, Publix +	25.0%	(1)(3)	40,880	122,641	0	163,521
Argyle Village	Blanding at Argyle Forest Blvd., Jacksonville	Bed Bath & Beyond, Publix +, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michael's	100.0%		304,447	0	0	304,447
TJ Maxx Plaza	117th Avenue at Sunset Blvd., Kendall	T.J. Maxx, Winn Dixie +	100.0%		161,871	0	0	161,871
Largo Mall	Ulmerton Rd. at Seminole Ave., Largo	Beall’s Department Stores, Marshall’s, PetsMart, Bed Bath & Beyond, Staples, Michael’s, Target (O.B.O.), Albertsons + (O.B.O.)	100.0%		377,757	0	197,631	575,388

Weingarten Realty Investors
Property Listing at December 31, 2007

Gross Leasable Area

Center	Location	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total

Palm Lakes Plaza	Atlantic Boulevard and Rock Island Road, Maragate	Publix +, CVS/pharmacy	20.0%	(1)(3)	23,280	93,122	0	116,402
Lake Washington Crossing	Wickham Rd. at Lake Washington Rd., Melbourne	Publix +, Beall’s Outlet Stores	25.0%	(1)(3)	29,707	89,121	0	118,828
Lake Washington Square	Wickham Rd. at Lake Washington Rd., Melbourne	Albertsons +, Tuesday Morning	100.0%		111,811	0	0	111,811
Kendall Corners	Kendall Drive and SW 127th Avenue, Miami	City Furniture	20.0%	(1)(3)	19,303	77,212	0	96,515
South Dade	South Dixie Highway and Eureka Drive, Miami	Publix +, Petco, Chuck E. Cheese, Bed Bath & Beyond	20.0%	(1)(3)	43,882	175,530	0	219,412
Tamiami Trail Shops	S.W. 8th St. at S.W. 137th Ave., Miami	Publix +, CVS/pharmacy	100.0%		110,867	0	0	110,867
Northridge	E. Commercial Blvd. at Dixie Hwy., Oakland Park	Publix +, Petco, Ross Dress for Less, Anna's Linen	100.0%		236,170	0	0	236,170
Colonial Plaza	E. Colonial Dr. at Primrose Dr., Orlando	Staples, Circuit City, Ross Dress for Less, Linens ‘N Things, Babies “R” Us, Marshall’s, Old Navy, SteinMart, Barnes & Noble, Petco	100.0%		496,628	0	0	496,628
International Drive Value Center	International Drive and Touchstone Drive, Orlando	Bed Bath & Beyond, Ross, T.J. Maxx, Old Navy	20.0%	(1)(3)	37,133	148,531	0	185,664
Market at Southside	Michigan Ave. at Delaney Ave., Orlando	Ross Dress for Less, Beall’s Outlet Stores, Dollar Tree, Albertsons + (O.B.O.)	100.0%		95,208	0	64,627	159,835
The Marketplace at Dr. Phillips	Dr. Phillips Boulevard and Sand Lake Road, Orlando	Albertsons +, Stein Mart, Office Depot, Home Goods, Morton's of Chicago	20.0%	(1)(3)	65,250	261,000	0	326,250
The Shoppes at South Semoran	Semoran Blvd. at Pershing Ave.	Save Rite+	100.0%		101,535	0	0	101,535
Westland Terrace Plaza	SR 50 at Apopka Vineland Rd., Orlando	T.J. Maxx, Petco, Shoe Carnival, Super Target + (O.B.O.)	100.0%		67,954	0	183,000	250,954
Alafaya Square	Alafaya Trail, Oviedo	Publix +	20.0%	(1)(3)	35,297	141,189	0	176,486
University Palms	Alafaya Trail at McCullough Rd., Oviedo	Publix +, Blockbuster	100.0%		99,172	0	0	99,172
East Lake Woodlands	East Lake Road and Tampa Road, Palm Harbor	Publix, Walgreens	20.0%	(1)(3)	28,021	112,082	0	140,103
Shoppes at Parkland	Hillsboro Boulevard at State Road #7, Parkland	BJ's Wholesale Club +	100.0%		145,652	0	0	145,652
Flamingo Pines	Pines Blvd. at Flamingo Rd., Pembroke Pines	Publix +, U.S. Post Office, Keiser College	100.0%		262,761	0	105,350	368,111
Pembroke Commons	University at Pines Blvd., Pembroke Pines	Publix +, Marshall’s, Office Depot, LA Fitness	100.0%		314,417	0	0	314,417
Publix at Laguna Isles	Sheridan St. at SW 196th Ave., Pembroke Pines	Publix +	100.0%		69,475	0	0	69,475
Vizcaya Square	Nob Hill Rd. at Cleary Blvd., Plantation	Winn Dixie +, Blockbuster	100.0%		112,410	0	0	112,410
Quesada Commons	Quesada Avenue and Toledo Blade Boulevard, Port Charlotte	Publix +	25.0%	(1)(3)	14,722	44,168	0	58,890
Shoppes of Port Charlotte	Toledo Blade Boulevard and Tamiami Trail, Port Charlotte	Petco	25.0%	(1)(3)	10,253	30,758	0	41,011
Marketplace at Seminole Towne Center	Central Florida Greenway and Rinehart Road, Sanford	Circuit City, Sports Authority, DSW, Marshalls, Old Navy, Linens 'N Things, Petco, Cost Plus, Super Target + (O.B.O.)	100.0%		308,761	0	185,000	493,761
Pineapple Commons	Us Highway 1 and Britt Rd.	Best Buy, Ross, Linens 'N Things, PetsMart, Ashley Furniture	20.0%	(1)(3)	49,803	199,211	0	249,014
Sunrise West Shopping Center	West Commercial Drive and NW 91st Avenue, Sunrise	Publix +	25.0%	(1)(3)	19,080	57,241	0	76,321
Venice Pines	Center Rd. at Jacaranda Blvd., Venice	Kash N Karry +	100.0%		97,303	0	0	97,303
Winter Park Corners	Aloma Ave. at Lakemont Ave., Winter Park	Whole Foods Market +, Outback Steakhouse	100.0%		102,397	0	0	102,397
Florida Total:	# of Properties: 39				5,191,503	1,925,283	783,822	7,900,608
Georgia
Lakeside Marketplace	Cobb Parkway (US Hwy 41), Acworth	Ross Dress for Less, Circuit City, Petco, Office Max, Books A Million, Super Target + (O.B.O)	100.0%		147,688	0	174,000	321,688
Mansell Crossing	North Point Parkway at Mansell Rd	Ross, Bed Bath & Beyond, Rooms to Go	20.0%	(1)(3)	20,586	82,345	0	102,931
Camp Creek Marketplace II	Camp Creek Parkway and Carmla Drive, Atlanta	DSW, American Signature, Circuit City, LA Fitness	100.0%		196,283	0	0	196,283
Cherokee Plaza	Peachtree Road and Colonial Drive, Atlanta	Kroger +	100.0%		98,553	0	0	98,553
Perimeter Village	Ashford-Dunwoody Rd	Wal-Mart Supercenter +, Cost Plus, DSW, Borders	100.0%		387,755	0	0	387,755
Publix at Princeton Lakes	Carmia Drive and Camp Creek Drive, Atlanta	Publix+	100.0%		68,389	0	0	68,389
Brookwood Square	East-West Connector at Austell Rd., Austell	Marshall’s, Staples, Home Depot	100.0%		253,448	0	0	253,448
Dallas Commons	US Highway 278 and Nathan Dean Boulevard, Dallas	Kroger + (O.B.O.)	100.0%		25,158	0	70,104	95,262
Reynolds Crossing	Steve Reynolds and Old North Cross Rd., Duluth	Kroger + (O.B.O.)	100.0%		45,758	0	70,225	115,983

Weingarten Realty Investors
Property Listing at December 31, 2007

Gross Leasable Area

Center	Location	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total

Thompson Bridge Commons	Thompson Bridge Rd. at Mt. Vernon Rd., Gainesville	Kroger +	100.0%		78,351	0	0	78,351
Grayson Commons	Grayson Hwy at Rosebud Rd., Grayson	Kroger +	100.0%		76,611	0	0	76,611
Sandy Plains Exchange	Sandy Plains at Scufflegrit, Marietta	Publix +	100.0%		72,784	0	0	72,784
Brownsville Commons	Brownsville Road and Hiram-Lithia Springs Road, Powder Springs	Kroger + (O.B.O.)	100.0%		27,747	0	54,139	81,886
Roswell Corners	Woodstock Rd. at Hardscrabble Rd., Roswell	Staples, T.J. Maxx, Super Target + (O.B.O.)	100.0%		144,964	0	173,535	318,499
Brookwood Marketplace	Peachtree Parkway at Mathis Airport Rd., Suwannee	Office Max, Home Depot, Bed Bath & Beyond, Super Target + (O.B.O)	100.0%		193,170	0	174,000	367,170
Georgia Total:	# of Properties: 15				1,837,245	82,345	716,003	2,635,593
Illinois
Burbank Station	S. Cicero Ave. at W. 78th St.	Babies R' Us, Food For Less +, Office Max, Petsmart, Sports Authority	100.0%		303,566	0	0	303,566
Illinois Total:	# of Properties: 1				303,566	0	0	303,566
Kansas
Shawnee Village	Shawnee Mission Pkwy. at Quivera Rd., Shawnee	Burlington Coat Factory	100.0%		135,139	0	0	135,139
Kohl's	Wanamaker Rd. at S.W. 17th St., Topeka	Barnes & Noble, Kohl’s Department Store	100.0%		115,716	0	0	115,716
Kansas Total:	# of Properties: 2				250,855	0	0	250,855
Kentucky
Millpond Center	Boston at Man O’War, Lexington	Kroger +	100.0%		124,567	0	27,000	151,567
Regency Shopping Centre	Nicholasville Rd.& West Lowry Lane, Lexington	Kroger + (O.B.O.), T.J. Maxx, Michaels	100.0%		124,486	0	0	124,486
Tates Creek	Tates Creek at Man O’ War, Lexington	Kroger +, Rite Aid	100.0%		179,450	0	0	179,450
Festival at Jefferson Court	Outer Loop at Jefferson Blvd., Louisville	Kroger +, PetsMart (O.B.O.), Factory Card Outlet, AJ Wright (O.B.O.)	100.0%		168,986	0	49,410	218,396
Kentucky Total:	# of Properties: 4				597,489	0	76,410	673,899
Louisiana
Seigen Plaza	Siegen Lane at Honore Lane, Baton Rouge	Super Target + (O.B.O.), Ross Dress for Less, Conn’s, Petco	100.0%		155,490	0	194,247	349,737
Park Terrace	U.S. Hwy. 171 at Parish, DeRidder	Stage, JC Penney	100.0%		131,127	0	0	131,127
Town & Country Plaza	U.S. Hwy. 190 West, Hammond	Winn Dixie +, Office Depot, CVS/pharmacy, Goody’s, Books a Million	100.0%		226,102	0	0	226,102
Manhattan Place	Manhattan Blvd. at Gretna Blvd., Harvey	Target (O.B.O.), Ross Dress for Less, Stage, K&G Fashion	100.0%		138,215	0	125,400	263,615
Ambassador Plaza	Ambassador Caffery at W. Congress, Lafayette	Albertsons + (O.B.O.), Blockbuster	100.0%		0	0	101,950	101,950
River Marketplace	Ambassador Caffery at Kaliste Saloom, Lafayette	Ross Dress for Less, Stage, Cost Plus, Super Target + (O.B.O.), Books A Million	7.8%	(1)(3)	21,168	147,100	174,700	342,968
Westwood Village	W. Congress at Bertrand, Lafayette	Stage, Graham Central Station	100.0%		141,346	0	0	141,346
14/Park Plaza	Hwy. 14 at General Doolittle, Lake Charles	Kroger +, Stage, Conn’s	100.0%		172,068	0	0	172,068
Conn's Building	Ryan at 17th St., Lake Charles	Planet Pets	100.0%		23,201	0	0	23,201
K-Mart Plaza	Ryan St., Lake Charles	Albertsons +, Kmart, Stages	50.0%	(1)(3)	107,974	107,974	0	215,948
Prien Lake Plaza	Prien Lake Rd. at Nelson Rd., Lake Charles	Target (O.B.O.), Marshall’s (O.B.O), Ross Dress for Less (O.B.O.), Bed Bath & Beyond (O.B.O)	100.0%		7,743	0	205,375	213,118
Southgate	Ryan at Eddy, Lake Charles	Market Basket +, Office Depot, Books A Million	100.0%		170,588	0	0	170,588
Danville Plaza	Louisville at 19th, Monroe	County Market +, Citi Trends, Surplus Warehouse	100.0%		141,380	0	0	141,380
Orleans Station	Paris, Robert E. Lee at Chatham, New Orleans	Vacant	100.0%		0	0	0	0
University Place	70th St. at Youree Dr., Shreveport	Super Target + (O.B.O.), Best Buy, T.J. Maxx, CVS/pharmacy, Bed Bath & Beyond	20.4%	(1)(3)	45,037	175,734	174,500	395,272
Louisiana Total:	# of Properties: 15				1,481,439	430,808	976,172	2,888,420
Maine
The Promenade	Essex at Summit, Lewiston	Staples, Flagship Cinemas	75.0%	(1)	153,776	51,258	0	205,034
Maine Total:	# of Properties: 1				153,776	51,258	0	205,034
Missouri

Weingarten Realty Investors
Property Listing at December 31, 2007

Gross Leasable Area

Center	Location	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total

Ballwin Plaza	Manchester Rd. at Vlasis Dr., Ballwin	Schnucks +, Michael’s, Sears	100.0%		200,915	0	0	200,915
Western Plaza	Hwy 141 at Hwy 30, Fenton	Big Lots	50.0%	(1)(3)	28,267	28,267	0	56,534
Missouri Total:	# of Properties: 2				229,182	28,267	0	257,449
Nevada
Eastern Horizon	Eastern Ave. at Horizon Ridge Pkwy., Henderson	Kmart + (O.B.O.)	100.0%		66,408	0	143,879	210,287
Best in the West	Rainbow at Lake Mead Rd., Las Vegas	Best Buy, Borders, Bed Bath & Beyond, Babies "R" Us, DSW Shoes, Office Depot, Old Navy, PetsMart, Jo-Ann Stores, The Sports Authority	100.0%		436,814	0	0	436,814
Charleston Commons	Charleston and Nellis, Las Vegas	Wal-Mart, Ross, Office Max, 99 Cents Only	100.0%		338,378	0	0	338,378
College Park S.C.	E. Lake Mead Blvd. at Civic Ctr. Dr., North Las Vegas	Albertsons +, Sav-On Drug	100.0%		167,654	0	0	167,654
Francisco Centre	E. Desert Inn Rd. at S. Eastern Ave., Las Vegas	Ross Dress for Less (O.B.O.), Sav-On Drug, La Bonita Grocery	100.0%		116,973	0	31,842	148,815
Mission Center	Flamingo Rd. at Maryland Pkwy, Las Vegas	Sav-On Drug (O.B.O.), Albertsons + (O.B.O.), Toys “R” Us, T.J. Maxx	100.0%		152,475	0	55,745	208,220
Paradise Marketplace	Flamingo Rd. at Sandhill, Las Vegas	Smith’s Food +, Dollar Tree	100.0%		148,713	0	0	148,713
Rainbow Plaza	Rainbow Blvd. at Charleston Blvd., Las Vegas	Albertsons +, JC Penney, Ultimate Electronics, Home Depot, 24 Hour Fitness	100.0%		278,416	0	0	278,416
Rainbow Plaza, Phase I	Rainbow Blvd. at Charleston Blvd., Las Vegas	Albertsons +, JC Penney, Ultimate Electronics, Home Depot, 24 Hour Fitness	100.0%		136,369	0	0	136,369
Rancho Towne & Country	Rainbow Blvd. at Charleston Blvd., Las Vegas	Smith’s Food +	100.0%		87,367	0	0	87,367
Tropicana Beltway	Tropicana Beltway at Fort Apache Rd., Las Vegas	Lowe’s (O.B.O.), Wal-Mart Supercenter + (O.B.O.), PetsMart, Office Depot, Ross Dress for Less, 99 Cent Only, Sports Authority, Pier 1 Imp orts	100.0%		246,478	0	394,271	640,749
Tropicana Marketplace	Tropicana at Jones Blvd., Las Vegas	Smith’s Food +, Family Dollar	100.0%		142,728	0	0	142,728
Westland Fair North	Charleston Blvd. At Decatur Blvd., Las Vegas	Wal-Mart Supercenter +, Lowe’s, PetsMart, Office Depot, Michaels	100.0%		576,202	0	0	576,202
Nevada Total:	# of Properties: 12				2,894,975	0	625,737	3,520,712
New Mexico
Eastdale	Candelaria Rd. at Eubank Blvd., Albuquerque	Albertsons +, Family Dollar	100.0%		117,623	0	0	117,623
North Towne Plaza	Academy Rd. at Wyoming Blvd., Albuquerque	Whole Foods Market +, Borders	100.0%		104,034	0	0	104,034
Pavillions at San Mateo	I-40 at San Mateo, Albuquerque	Comp USA, Old Navy, Shoe Show, Circuit City, Linens ‘N Things	100.0%		195,944	0	0	195,944
Plaza at Cottonwood	Coors Bypass Blvd. at Seven Bar Loop Rd., Albuquerque	Staples, PetsMart, Wal-Mart Supercenter +(O.B.O.), Home Depot (O.B.O.)	100.0%		84,322	0	334,000	418,322
Wyoming Mall	Academy Rd. at Northeastern, Albuquerque	Wal-Mart Supercenter +	100.0%		270,271	0	0	270,271
De Vargas	N. Guadalupe at Paseo de Peralta, Santa Fe	Albertsons + (O.B.O.), Osco Drugs, Ross Dress for Less, Office Depot, Hastings, United Artists	100.0%		249,671	0	62,750	312,421
New Mexico Total:	# of Properties: 6				1,021,865	0	396,750	1,418,615
North Carolina
Capital Square	Capital Blvd. at Huntleigh Dr., Cary	Food Lion +	100.0%		143,063	0	0	143,063
Harrison Pointe	Harrison Ave. at Maynard Rd., Cary	Harris Teeter +, Staples	100.0%		130,934	0	0	130,934
High House Crossing	NC Hwy 55 at Green Level W. Rd., Cary	Harris Teeter +	100.0%		89,997	0	0	89,997
Northwoods Market	Maynard Rd. at Harrison Ave., Cary	Food Lion +	100.0%		77,802	0	0	77,802
Parkway Pointe	Cory Parkway at S. R. 1011, Cary	Food Lion +, Eckerd’s	100.0%		80,061	0	0	80,061
Chatham Crossing	US 15/501 at Plaza Dr., Chapel Hill	Lowes Food +, CVS/pharmacy	25.0%	(1)(3)	24,039	72,116	0	96,155
Cole Park Plaza	US 15/501 and Plaza Dr., Chapel Hill	Dollar General	25.0%	(1)(3)	20,564	61,694	0	82,258
Galleria	Galleria Boulevard and Sardis Road, Charlotte	Off Broadway Shoes	100.0%		120,542	0	207,602	328,144
Johnston Road Plaza	Johnston Rd. at McMullen Creek Pkwy., Charlotte	Food Lion+	100.0%		79,508	0	0	79,508
Steele Creek Crossing	York Rd. at Steele Creek Rd., Charlotte	BI-LO +, Eckerd’s	100.0%		77,301	0	0	77,301
Whitehall Commons	NWC of Hwy. 49 at I-485, Charlotte	Blockbuster, Wal-Mart Supercenter + (O.B.O.), Lowes (O.B.O.), BI-LO + (O.B.O.)	100.0%		41,976	0	402,620	444,596
Bull City Market	Broad St. at West Main St., Durham	Whole Foods Market +	100.0%		42,517	0	0	42,517
Durham Festival	Hillsborough Rd. at LaSalle St., Durham	Kroger +, Dollar General	100.0%		134,295	0	0	134,295
Mineral Springs Village	Mineral Springs Rd. at Wake Forest Rd., Durham	Food Lion +, Eckerd’s	100.0%		59,859	0	0	59,859
Ravenstone Commons	Hwy 98 at Sherron Rd., Durham	Food Lion +, Blockbuster	100.0%		60,424	0	0	60,424

Weingarten Realty Investors
Property Listing at December 31, 2007

Gross Leasable Area

Center	Location	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total

Pinecrest Plaza	Hwy. 15-501 at Morganton Rd., Pinehurst	Food Lion +, Michael’s, Goody’s, Belk’s	100.0%		250,140	0	0	250,140
Avent Ferry	Avent Ferry Rd. at Gorman St., Raleigh	Food Lion +	100.0%		111,650	0	0	111,650
Falls Pointe	Neuce Rd. at Durant Rd., Raleigh	Harris Teeter +, Kohl’s (O.B.O.)	100.0%		106,981	0	86,350	193,331
Leesville Town Centre	Leesville Rd. at Leesville Church Rd., Raleigh	Harris Teeter +, Eckerd's	100.0%		112,615	0	0	112,615
Little Brier Creek	Little Brier Creek Lane and Brier Leaf Lane, Raliegh	Lowe's Food + (O.B.O.)	100.0%		17,209	0	45,802	63,011
Lynnwood Collection	Creedmoor Rd at Lynn Road, Raleigh	Kroger +	100.0%		86,362	0	0	86,362
Six Forks Station	Six Forks Rd. at Strickland Rd., Raleigh	Kmart, Home Depot, Food Lion +, Bed Bath & Beyond, Borders	100.0%		469,780	0	0	469,780
Stonehenge Market	Creedmoor Rd. at Bridgeport Dr., Raleigh	Harris Teeter +, SteinMart, Eckerd’s	100.0%		188,521	0	0	188,521
Heritage Station	Forestville Rd. at Rogers Rd., Wake Forest	Harris Teeter +	100.0%		68,778	0	0	68,778
North Carolina Total:	# of Properties: 24				2,594,918	133,810	742,374	3,471,102
Oklahoma
Market Boulevard	E. Reno Ave. at N. Douglas Ave., Midwest City	Color Tyme	100.0%		35,765	0	0	35,765
Town and Country	Reno Ave at North Air Depot, Midwest City	Office Depot, Big Lots, Westlake Hardware	100.0%		135,892	0	0	135,892
Oklahoma Total:	# of Properties: 2				171,657	0	0	171,657
Oregon
Clackamas Square	SE 82nd Avenue and SE Causey Avenue, Portland	T.J. Maxx, Winco Foods + (O.B.O)	20.0%	(1)(3)	14,828	59,311	62,600	136,739
Oak Grove Market Center	SE Mcloughlin Blvd & Oak Grove Ave	Safeway +	100.0%		97,207	0	0	97,207
Raleigh Hills Plaza	SW Beaverton-Hillsdale Hwy and SW Scholls Ferry Road, Portland	Walgreens, New Seasons Market +	20.0%	(1)(3)	7,904	31,616	0	39,520
Oregon Total:	# of Properties: 3				119,939	90,927	62,600	273,466
South Carolina
Fresh Market Shoppes	890 William Hilton Head Pkwy, Hilton Head	The Fresh Market +	25.0%	(1)(3)	21,530	64,590	0	86,120
South Carolina Total:	# of Properties: 1				21,530	64,590	0	86,120
Tennessee
Bartlett Towne Center	Bartlett Blvd. at Stage Rd., Bartlett	Kroger +, Petco, Dollar Tree, Shoe Carnival	100.0%		179,364	0	0	179,364
Commons at Dexter Lake	Dexter at N. Germantown, Memphis	Kroger +, SteinMart, Marshall’s, Samuel's Furniture and Interior	100.0%		166,958	0	0	166,958
Commons at Dexter Lake Phase II	Dexter at N. Germantown, Memphis	Kroger +, SteinMart, Marshall’s, Samuel's Furniture and Interior	100.0%		61,538	0	0	61,538
Highland Square	Summer at Highland, Memphis	Walgreen’s	100.0%		14,490	0	0	14,490
Mendenhall Commons	South Mendenahall Rd. and Sanderlin Avenue, Memphis	Kroger +	100.0%		80,206	0	0	80,206
Summer Center	Summer Ave. at Waring Rd., Memphis	Kroger +, Ross Dress for Less	100.0%		148,708	0	0	148,708
Tennessee Total:	# of Properties: 5				651,264	0	0	651,264
Texas
Bell Plaza	45th Ave. at Bell St., Amarillo	United Supermarket +, Dollar Tree	100.0%		130,529	0	0	130,529
Coronado	34th St. at Wimberly Dr., Amarillo	Blockbuster	100.0%		46,829	0	0	46,829
Wolflin Village	Wolflin Ave. at Georgia St., Amarillo	Boots 'N Jeans, Talbot’s, Office Depot	100.0%		193,284	0	0	193,284
Brodie Oaks	South Lamar Blvd. at Loop 360, Austin	Hobby Lobby (O.B.O.), Toys "R" Us (O.B.O.), Sun Harvest Foods +, Neiman Marcus Last Call	100.0%		226,910	0	109,032	335,942
Calder	Calder at 24th St., Beaumont	Harmony Science Academy	100.0%		34,641	0	0	34,641
North Park Plaza	Eastex Fwy. at Dowlen, Beaumont	Target (O.B.O.), Anna’s Linens, David’s Bridal, Toys “R” Us (O.B.O.)	50.0%	(1)(3)	70,036	70,036	141,329	281,401
Phelan	Phelan at 23rd St, Beaumont	Kroger + (O.B.O.)	100.0%		12,000	0	0	12,000
Phelan West	Phelan at 23rd St., Beaumont	Kroger + (O.B.O.)	66.7%	(1)(3)	15,552	7,779	58,890	82,221
Southgate	Calder Ave. at 6th St., Beaumont	Dollar General	100.0%		33,555	0	0	33,555
Westmont	Dowlen at Phelan, Beaumont	Talbot’s, Ashley Furniture	100.0%		98,071	0	0	98,071
Lone Star Pavilions	Texas at Lincoln Ave., College Station	Best Buy, Office Depot, Barnes & Noble	100.0%		106,907	0	0	106,907
Montgomery Plaza	Loop 336 West at I-45, Conroe	Academy, Conn’s, Goody’s, 99 Cents Only, Petco, Anna's Linens	100.0%		296,837	0	0	296,837

Weingarten Realty Investors
Property Listing at December 31, 2007

Gross Leasable Area

Center	Location	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total

River Pointe	I-45 at Loop 336, Conroe	Kroger + (O.B.O), Incredible Pizza (O.B.O.)	100.0%		44,792	0	144,911	189,703
Moore Plaza	S. Padre Island Dr. at Staples, Corpus Christi	Office Depot, Marshall’s, H. E. B. + (O.B.O),Target (O.B.O.), Circuit City, Old Navy, Linen’s N Things, Hobby Lobby	100.0%		371,668	0	161,909	533,577
Portairs	Ayers St. at Horne Rd., Corpus Christi	CVS/pharmacy, Family Dollar, Beall’s	100.0%		118,233	0	0	118,233
Overton Park Plaza	SW Loop 820/Interstate 20 at South Hulen St., Ft. Worth	Sports Authority, Circuit City, PetsMart, Office Depot, T.J. Maxx, Albertsons +, Home Depot (O.B.O.), Anna’s Linens	100.0%		353,302	0	110,000	463,302
Southcliff	I-20 at Grandbury Rd., Ft. Worth	Jo-Ann’s Fabrics	100.0%		115,827	0	0	115,827
Broadway	Broadway at 59th St., Galveston	Big Lots, Family Dollar	100.0%		74,477	0	0	74,477
Food King Place	25th St. at Avenue P, Galveston	Arlan’s +	100.0%		28,062	0	0	28,062
Galveston Place	Central City Blvd. at 61st St., Galveston	Randall’s +, Office Depot, Hastings, Palais Royal	100.0%		210,187	0	0	210,187
10/Federal	I-10 at Federal	Citi Trends, Palais Royal, Seller Bros. +	100.0%		132,472	0	0	132,472
Alabama-Shepherd	S. Shepherd at W. Alabama	Bookstop, PetsMart	100.0%		56,110	0	0	56,110
Bayshore Plaza	Spencer Hwy. at Burke Rd.	Fitness Connections (O.B.O.)	100.0%		35,966	0	86,000	121,966
Bellaire Boulevard	Bellaire at S. Rice	Randall’s +	100.0%		35,081	0	0	35,081
Braeswood Square	N. Braeswood at Chimney Rock	Belden’s +, Walgreen’s	100.0%		103,336	0	0	103,336
Centre at Post Oak	Westheimer at Post Oak Blvd.	Marshall’s, Barnes & Noble, Old Navy, Grand Lux Café, Comp USA	100.0%		182,070	0	0	182,070
Champions Village	F.M. 1960 at Champions Forest Dr.	Randall’s +, SteinMart, Palais Royal, Cost Plus, Barnes & Noble	100.0%		383,779	0	0	383,779
Crestview	Bissonnet at Wilcrest	Creative Connection	100.0%		8,970	0	0	8,970
Cullen Place	Cullen at Reed	C&R Beauty Supply	100.0%		7,316	0	0	7,316
Cullen Plaza	Cullen at Wilmington	Fiesta +, Family Dollar, Beauty Empire	100.0%		84,517	0	0	84,517
Cypress Pointe	F.M. 1960 at Cypress Station	Kroger +, Office Max, Comp USA, Babies “R” Us	100.0%		190,704	0	96,660	287,364
Eastpark	Mesa Rd. at Tidwell	CVS/pharmacy, US Postal Service	100.0%		114,373	0	0	114,373
Edgebrook	Edgebrook at Gulf Fwy.	Fiesta +, Bank One, Family Dollar	100.0%		78,324	0	0	78,324
Fiesta Village	Quitman at Fulton	Fiesta +	100.0%		30,249	0	0	30,249
Fondren/West Airport	Fondren at W. Airport	Save-A-Lot +	100.0%		56,593	0	0	56,593
Glenbrook Square	Telephone Road	Kroger +, Blockbuster	100.0%		76,483	0	0	76,483
Griggs Road	Griggs at Cullen	Family Dollar, Modern City, Citi Trends	100.0%		80,114	0	0	80,114
Harrisburg Plaza	Harrisburg at Wayside	Fallas Paredes	100.0%		93,438	0	0	93,438
Heights Plaza	20th St. at Yale	Kroger +, Walgreen’s	100.0%		71,777	0	0	71,777
Humblewood Shopping Plaza	Eastex Fwy. at F.M. 1960	Kroger +,Conn’s, Walgreen’s	100.0%		178,837	0	99,000	277,837
I-45/Telephone Rd. Center	I-45 at Maxwell Street	Seller Bros. +, Dollar Tree, FAMSA, Falles Paredes	100.0%		172,609	0	0	172,609
Independence Plaza	Town East Blvd., Mesquite	Babies “R” Us, Family Dollar	100.0%		179,182	0	0	179,182
Jacinto City	Market at Baca	Seller Bros. +, CVS/pharmacy	50.0%	(1)	24,569	24,569	0	49,138
Lawndale	Lawndale at 75th St.	Family Dollar, 99 Cents Only	100.0%		51,393	0	0	51,393
Little York Plaza	Little York at E. Hardy	Seller Bros. +, Fallas Paredes	100.0%		117,353	0	0	117,353
Lyons Avenue	Lyons at Shotwell	Fiesta +, Fallas Paredes	100.0%		67,629	0	0	67,629
Market at Westchase	Westheimer at Wilcrest	Whole Foods Market +	100.0%		84,084	0	0	84,084
North Main Square	Pecore at N. Main	O’Reilly Autoparts	100.0%		18,515	0	0	18,515
North Oaks	F.M. 1960 at Veterans Memorial	T.J. Maxx, Ross Dress for Less, Staples, Big Lots, DSW, Half Price Books, Anna's Linens, Hobby Lobby, Mardels	100.0%		417,279	0	0	417,279
North Triangle	I-45 at F.M. 1960	Steak & Ale, CiCi’s Pizza, James Coney Island	100.0%		16,060	0	0	16,060
Northbrook Center	Northwest Fwy. at W. 34th	Randall’s +, Office Depot, Citi Trends, Anna’s Linens, Dollar Tree	100.0%		172,479	0	0	172,479
Northway	Northwest Fwy. at 34th	Conn’s, Academy, Office Max	100.0%		217,136	0	0	217,136
Northwest Crossing	N.W. Fwy. at Hollister	Target (O.B.O.), Marshall’s, Babies “R” Us, Best Buy	75.0%	(1)(3)	137,507	45,836	120,721	304,064
Oak Forest	W. 43rd at Oak Forest	Kroger +, Palais Royal, Dollar Tree	100.0%		147,674	0	0	147,674
Orchard Green	Gulfton at Renwick	Seller Bros. +, Family Dollar	100.0%		74,983	0	0	74,983
Randall's /Cypress Station	F.M. 1960 at I-45	Randalls +	100.0%		138,974	0	0	138,974
Randall's /Kings Crossing	Kingwood Dr. at Lake Houston Pkwy.	Randall’s +, CVS/pharmacy	100.0%		127,525	0	0	127,525
Randall's /Norchester	Grant at Jones	Randall’s +	100.0%		107,200	0	0	107,200
Richmond Square	Richmond Ave. at W. Loop 610	Best Buy (O.B.O.), Cost Plus	100.0%		35,623	0	58,247	93,870
River Oaks East	W. Gray at Woodhead	Kroger +	100.0%		71,265	0	0	71,265
River Oaks West	W. Gray at S. Shepherd	Talbot’s, JoS. A. Bank, Ann Taylor, Gap	100.0%		234,198	0	0	234,198

Weingarten Realty Investors
Property Listing at December 31, 2007

Gross Leasable Area

Center	Location	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total

Sheldon Forest North	North, I-10 at Sheldon	Gerland’s +, Burke’s Outlet	100.0%		22,040	0	0	22,040
Sheldon Forest South	North, I-10 at Sheldon	Family Dollar	50.0%	(1)	37,670	37,670	0	75,340
Shops at Three Corners	S. Main at Old Spanish Trail	Fiesta, Office Depot, MacFrugal, PetsMart, Ross Dress for Less, Anna’s Linens	70.0%	(1)	176,498	75,642	0	252,140
Southgate	W. Fuqua at Hiram Clark	Food-A-Rama +, Palais Royal, CVS/pharmacy, Family Dollar	100.0%		125,440	0	0	125,440
Spring Plaza	Hammerly at Campbell	Seller Bros. +, Family Dollar	100.0%		56,166	0	0	56,166
Steeplechase	Jones Rd. at F.M. 1960	Palais Royal, 99 Cents Only, Anna's Linens, Goodwill Industries	100.0%		194,551	0	99,950	294,501
Stella Link	Stella Link at S. Braeswood	Seller Bros.+, Spec’s Liquor Warehouse, Burke’s Outlet	100.0%		96,396	0	0	96,396
Studemont	Studewood at E. 14th St	Fiesta +	100.0%		28,466	0	0	28,466
Ten Blalock Square	I-10 at Blalock	Fiesta +	100.0%		97,217	0	0	97,217
Village Arcade	University at Kirby	Gap, Talbot’s, Baby Gap	100.0%		57,219	0	0	57,219
Village Arcade-Phase II	University at Kirby	Gap, Talbot’s, Baby Gap	100.0%		28,371	0	0	28,371
Village Arcade-Phase III	University at Kirby	Gap, Talbot’s, Baby Gap	100.0%		106,879	0	0	106,879
Westchase Center	Westheimer at Wilcrest	Ross Dress for Less, Randall’s +, Golfsmith, Palais Royal, Target (O.B.O.), Petco	100.0%		232,994	0	99,550	332,544
Westhill Village	Westheimer at Hillcroft	Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens	100.0%		130,562	0	0	130,562
Killeen Marketplace	3200 E. Central Texas Expressway, Killeen	Best Buy, Ross Dress for Less, Staples, Home Depot (O.B.O.)	100.0%		115,203	0	135,934	251,137
Cedar Bayou	Bayou Rd., La Marque	Dollar General	100.0%		14,873	0	30,688	45,561
North Creek Plaza	Del Mar Blvd. at Hwy. I-35, Laredo	Old Navy, Bed Bath & Beyond, Best Buy, Target (O.B.O.), H.E.B. + (O.B.O.), Marshall’s	100.0%		242,293	0	206,463	448,756
Plantation Centre	Del Mar Blvd. at McPherson Rd., Laredo	H.E.B. +, Blockbuster	100.0%		134,919	0	0	134,919
League City Plaza	I-45 at F.M. 518, League City	Kroger +, Spec’s Liquor Warehouse	100.0%		126,990	0	0	126,990
Central Plaza	Loop 289 at Slide Rd., Lubbock	Bed Bath & Beyond, Old Navy, Staples	100.0%		151,196	0	0	151,196
Town and Country	4th St. at University, Lubbock	Hasting’s Records & Books	100.0%		30,743	0	0	30,743
Angelina Village	Hwy. 59 at Loop 287, Lufkin	Randall’s +, Kmart, Ashley Furniture	100.0%		256,940	0	0	256,940
Las Tiendas Plaza	Expressway 83 at McColl Rd., McAllen	Target (O.B.O.), Mervyn’s (O.B.O.), Academy, Conn’s, Ross Dress for Less, Marshall’s, Office Depot	50.0%	(1)(3)	143,968	143,968	242,132	530,067
Northcross	N. 10th St. at Nolana Loop, McAllen	Barnes & Noble	50.0%	(1)(3)	38,196	38,196	0	76,391
Old Navy Building	1815 10th Street, McAllen	Old Navy	50.0%	(1)(3)	7,500	7,500	0	15,000
South 10th St. HEB	S. 10th St. at Houston St., McAllen	H. E. B. +	50.0%	(1)(3)	51,851	51,851	0	103,702
Custer Park	SWC Custer Road at Parker Road, Plano	Kroger + (O.B.O), Dollar General	100.0%		115,484	0	65,084	180,568
Pitman Corners	Custer Road at West 15th, Plano	Albertsons +, Tuesday Morning	100.0%		192,283	0	0	192,283
Preston Shepard Place	Preston Rd. at Park Blvd.	SteinMart, Old Navy, Office Depot, Marshalls, Babies "R" Us, Borders	20.0%	(1)(3)	72,667	290,670	0	363,337
Gillham Circle	Gillham Circle at Thomas, Port Arthur	Family Dollar	100.0%		33,134	0	0	33,134
Starr Plaza	U.S. Hwy 83 at Bridge St., Rio Grande City	H. E. B. +, Beall's, Dollar General	50.0%	(1)(3)	88,406	88,406	0	176,812
Rockwall	I-30 at Market Center Street, Rockwall	Office Max, Petco, Pier 1 Imports, Ross Dress for Less, Old Navy, Linens ‘N Things, Michael’s	100.0%		209,051	0	0	209,051
Rose-Rich	U.S. Hwy. 90A at Lane Dr., Rosenberg	Family Dollar, Palais Royal	100.0%		103,385	0	0	103,385
Lake Pointe Market Center	Dalrock Rd. at Lakeview Pkwy., Rowlett	Tom Thumb + (O.B.O.), Walgreen’s (O.B.O.)	100.0%		42,860	0	81,176	124,036
Boswell Towne Center	Highway 287 at Bailey Boswell Rd., Saginaw	Albertsons + (O.B.O)	100.0%		26,088	0	61,747	87,835
Fiesta Trails	I-10 at DeZavala Rd., San Antonio	H. E. B. + (O.B.O), Target (O.B.O.), Barnes & Noble, Regal Cinema, Marshall’s, Office Max, SteinMart, Petco, Anna’s Linens	100.0%		312,370	0	176,000	488,370
Oak Park Village	Nacogdoches at New Braunfels, San Antonio	H. E. B. +	100.0%		64,287	0	0	64,287
Parliament Square	W. Ave. at Blanco, San Antonio	Incredible Pizza, Bernina New Home Sewing Center	100.0%		64,950	0	0	64,950
Parliament Square II	W. Ave. at Blanco, San Antonio	Incredible Pizza, Bernina New Home Sewing Center	100.0%		54,541	0	0	54,541
Thousand Oaks	Thousand Oaks Dr. at Jones Maltsberger Rd., San Antonio	H. E. B. +, Beall’s, Tuesday Morning	100.0%		162,882	0	0	162,882
Valley View	West Ave. at Blanco Rd., San Antonio	Marshall’s, Blockbuster, Dollar Tree	100.0%		89,859	0	0	89,859
Market at Town Center	Town Center Blvd., Sugar Land	Old Navy, Home Goods, Marshall’s, Linens ‘N Things, DSW Shoe Warehouse, Ross Dress for Less, Lane Furniture	100.0%		375,820	0	0	375,820
New Boston Road	New Boston at Summerhill, Texarkana	Rehkopf’s Grocery +, Salvation Army	100.0%		97,000	0	0	97,000
Island Market Place	6th St. at 9th Ave., Texas City	Food King +	100.0%		27,277	0	0	27,277
Palmer Plaza	F.M. 1764 at 34th St., Texas City	Randall’s +, Big Lots (O.B.O.), Dollar Tree	100.0%		96,526	0	99,980	196,506

Weingarten Realty Investors
Property Listing at December 31, 2007

Gross Leasable Area

Center	Location	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total

Broadway	S. Broadway at W. 9th St., Tyler	SteinMart	100.0%		60,400	0	0	60,400
Crossroads	I-10 at N. Main, Vidor	Market Basket +, Beall’s, Baskin’s, Burke’s Outlet	100.0%		115,692	0	0	115,692
Texas Total:	# of Properties: 103				12,305,548	882,123	2,485,403	15,673,072
Utah
Alpine Valley Center	Main St. at State St., American Fork	Super Target + (O.B.O.), Old Navy, Pier 1 Imports, Dollar Tree, Office Depot	33.3%	(1)(3)	30,382	60,772	133,500	224,654
Taylorsville Town Center	West 4700 South at Redwood Rd., Taylorsville	Albertsons + (O.B.O.),Rite Aid	100.0%		94,157	0	40,057	134,214
West Jordan Town Center	West 7000 South at S. Redwood Rd., West Jordan	Albertsons + , Office Depot, Target (O.B.O.), Petco, Party City	100.0%		182,099	0	122,800	304,899
Utah Total:	# of Properties: 3				306,638	60,772	296,357	663,767
Washington
Mukilteo Speedway Center	Mukilteo Speedway, Lincoln Way, and Highway 99, Lynnwood	Food Emporium +, Bartell Drugs	20.0%	(1)(3)	18,055	72,218	0	90,273
Meridian Town Center	Meridian Avenue East and 132nd Street East, Puyallup	JoAnn's, Safeway + (O.B.O)	20.0%	(1)(3)	15,533	62,133	65,346	143,012
South Hill Center	43rd Avenue Southwest and Meridian Street South, Puyallup	Best Buy, Bed Bath & Beyond, Ross	20.0%	(1)(3)	26,804	107,216	0	134,020
Rainer Square Plaza	Rainer Avenue South and South Charleston Street, Seattle	Safeway +	20.0%	(1)(3)	21,485	85,938	0	107,423
Washington Total:	# of Properties: 4				81,877	327,505	65,346	474,728
Industrial
Operating Properties
California
Siempre Viva Business Park	Siempre Viva Rd. at Kerns St., San Diego	Hitachi Transport, UPS Supply Chain Solutions, Inc., Bose Corp., NYK Logistics	20.0%	(1)(3)	145,353	581,413	0	726,766
California Total:	# of Properties: 1				145,353	581,413	0	726,766
Florida
Lakeland Industrial Center	I-4 at County Rd., Lakeland	Rooms to Go, Amware Pallet Services, Publix, LaSalle Bristol	100.0%		600,000	0	0	600,000
Lakeland Interestate Industrial Park I	Interstate Drive and Kathleen Rd., Lakeland	Carolina Logistics Services, Inc., Acuity Specialty Products Group, Inc., Sunrise Medical HHG, Inc.	100.0%		168,400	0	0	168,400
1801 Massaro	1801 Massaro Blvd., Tampa	MiTek Industries, Inc.	100.0%		159,000	0	0	159,000
Hopewell Industrial Center	Old Hopewell Boulevard and U.S. Highway 301, Tampa	Parts Depot, Inc., American Tire Distributors	100.0%		224,483	0	0	224,483
Tampa East Industrial Portfolio	1841 Massaro Blvd., Tampa	General Electric, Hughes Supply, Interline Brands, GE Polymershapes	100.0%		512,923	0	0	512,923
Florida Total:	# of Properties: 5				1,664,806	0	0	1,664,806
Georgia
Atlanta Industrial Park	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Target Container Co., Sanderson Industries, Inc., Recall Secure Destruction Services, Inc., Georgia Aquarium, Inc.	100.0%		120,200	0	0	120,200
Atlanta Industrial Park II & VI	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Target Container Co., Sanderson Industries, Inc., Recall Secure Destruction Services, Inc., Georgia Aquarium, Inc.	100.0%		382,100	0	0	382,100
Atlanta Industrial Parkway	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Target Container Co., Sanderson Industries, Inc., Recall Secure Destruction Services, Inc., Georgia Aquarium, Inc.	100.0%		50,000	0	0	50,000
Riverview Distribution Center	Fulton Industrial Blvd. at Camp Creek Parkway	CHEP USA	100.0%		265,200	0	0	265,200
Sears Logistics	3700 Southside Industrial Way, Atlanta	Sears Logistics Services, Inc.	20.0%	(1)(3)	80,511	322,043	0	402,554
Southpark 3075	Anvil Block Rd and SouthPark Blvd, Atlanta	American Tire Distributors	100.0%		234,525	0	0	234,525
Southside Industrial Parkway	Southside Industrial Pkwy at Jonesboro Rd., Atlanta	Lowe Supply, Inc., Mission Produce, Masco Contractor Services	100.0%		72,000	0	0	72,000
Westlake 125	Camp Creek Parkway and Westlake Parkway, Atlanta	Maxwell Chase Technologies, LLC, Nissei ASB Company, Berlin Packaging	100.0%		154,464	0	0	154,464

Weingarten Realty Investors
Property Listing at December 31, 2007

Gross Leasable Area

Center	Location	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total

Kennesaw 75	3850-3900 Kennesaw Prkwy, Kennesaw	Clorox Services Company, Builders Specialties, LLC	100.0%		178,467	0	0	178,467
6485 Crescent Drive	I-85 at Jimmy Carter Blvd., Norcross	Zurn, Pax Industries, Inc., Prime Choice Properties, Inc.	20.0%	(1)(3)	72,092	288,368	0	360,460
Georgia Total:	# of Properties: 8				1,609,559	610,411	0	2,219,970
Tennessee
Crowfarn Drive Warehouse	Crowfarn Dr. at Getwell Rd., Memphis	Diamond Comic Distributors, Inc, Acorn International	20.0%	(1)(3)	31,770	127,079	0	158,849
Outland Business Center	Outland Center Dr., Memphis	Vistar Corporation, TricorBraun, Quest Communications Corporation, Kuehne & Nagel, Inc., Concentra	20.0%	(1)(3)	82,028	328,110	0	410,138
Southpoint I & II	Pleasant Hill Rd. at Shelby Dr., Memphis	AF Services, Sunnywood Products, Inc., Constar	100.0%		570,940	0	0	570,940
Tennessee Total:	# of Properties: 3				684,738	455,189	0	1,139,927
Texas
Midpoint I-20 Distribution Center	New York Avenue and Arbrook Boulevard, Arlington	DHL, INX International	100.0%		253,165	0	0	253,165
Randol Mill Place	Randol Mill Road, Arlington	American Institute of Intradermal Cosmetics, Becker-Parkin Dental Supply Company, Inc.	100.0%		54,639	0	0	54,639
Braker 2 Business Center	Kramer Ln. at Metric Blvd., Austin	Home Team Pest Defense, MJC Electronics Corporation	100.0%		27,359	0	0	27,359
Corporate Center Park I and II	Putnam Dr. at Research Blvd., Austin	Phoenix – Lamar Corp, Apria Healthcare, Inc., Walgreen Co.	100.0%		119,452	0	0	119,452
Oak Hills Industrial Park	Industrial Oaks Blvd., Austin	Terracon, Inc., Honeywell	100.0%		89,858	0	0	89,858
Rutland 10 Business Center	Metric Blvd. At Centimeter Circle, Austin	Media Event Concepts, Inc., Technowood, Inc., Aramark, Liant Manufacturing	100.0%		54,000	0	0	54,000
Southpark A,B,C	East St. Elmo Rd. at Woodward St., Austin	HJV Associates, Inc., EZ Corp, Inc.	100.0%		78,276	0	0	78,276
Southpoint Service Center	Burleson at Promontory Point Dr., Austin	Browning Construction Co., Ltd.,	100.0%		57,667	0	0	57,667
Wells Branch Corporate Center	Wells Branch Pkwy., Austin	RDA Promart, Allstate Insurance	100.0%		59,144	0	0	59,144
1625 Diplomat Drive	SWC Diplomat Dr. at McDaniel Dr., Carrollton	Rooftop Systems, Inc.	100.0%		106,140	0	0	106,140
Midway Business Center	Midway at Boyington, Carrollton	ProSource, Luxury of Leather	100.0%		141,246	0	0	141,246
Manana Office Center	I-35 at Manana, Dallas	Omega Environmental Technologies, Dave & Busters, B&B Graphics Finishing Services	100.0%		223,128	0	0	223,128
Newkirk Service Center	Newkirk near N.W. Hwy., Dallas	Applied Industrial Technologies, AWC	100.0%		105,892	0	0	105,892
Northeast Crossing Office/Service Center	East N.W. Hwy. at Shiloh, Dallas	Capital Title, Garland Surgery Center	100.0%		78,700	0	0	78,700
Northwest Crossing Office/Service Center	N.W. Hwy. at Walton Walker, Dallas	Corporate Care, Magnum Cable Corp.	100.0%		126,984	0	0	126,984
Redbird Distribution Center	Joseph Hardin Drive, Dallas	Consolidated Container Company; Texwood Industries, L.P.	100.0%		110,839	0	0	110,839
Regal Distribution Center	Leston Avenue, Dallas	Parkland Health & Hosp System, BKM Total Office of Texas, L.P., Global Industries Southwest	100.0%		202,559	0	0	202,559
Space Center Industrial Park	Pulaski St. at Irving Blvd., Dallas	Weir’s Furniture Village, Inc., Facility Interiors, Inc.	100.0%		264,582	0	0	264,582
McGraw Hill Distribution Center	420 E. Danieldale Rd, DeSoto	McGraw Hill Companies, Inc.	100.0%		417,938	0	0	417,938
610 and 11th St. Warehouse	Loop 610 at 11th St.	Iron Mountain, Stone Container	20.0%	(1)(3)	48,728	194,914	0	243,642
610 and 11th St. Warehouse	Loop 610 at 11th St.	Prefco Corp.	100.0%		104,975	0	0	104,975
610/288 Business Park	Cannon Street	Palmer Logistics	20.0%	(1)(3)	59,085	236,341	0	295,426
Beltway 8 Business Park	Beltway 8 at Petersham Dr.	Terminix, Carrier Sales and Distribution, Odwalla, Inc.	100.0%		157,498	0	0	157,498
Blankenship Building	Kempwood Drive	Classic Printers	100.0%		59,729	0	0	59,729
Brookhollow Business Center	Dacoma at Directors Row	Bristol Babcock, Surgeon's Management, Houston Digital Instruments	100.0%		133,553	0	0	133,553
Central Park Northwest VI	Central Pkwy. at Dacoma	Houston Metallurgical Lab, Inc., Trader Publishing	100.0%		175,348	0	0	175,348
Central Park Northwest VII	Central Pkwy. at Dacoma	Lucent Technologies, Inc., Houston Graduate School of Theology	100.0%		103,602	0	0	103,602
Claywood Industrial Park	Clay at Hollister	Academy, Ltd.	100.0%		390,141	0	0	390,141
Crosspoint Warehouse	Crosspoint	Foam Enterprises, LLC.	100.0%		72,505	0	0	72,505
Houston Cold Storage Warehouse	7080 Express Lane	Houston Central Industries, Inc.	100.0%		128,752	0	0	128,752
Jester Plaza Office Service Center	West T.C. Jester	Corporate Care of Houston, Milwaukee Electric Tool Corporation	100.0%		100,605	0	0	100,605
Kempwood Industrial	Kempwood Dr. at Blankenship Dr.	Pioneer Contract Services, Veritas	20.0%	(1)(3)	43,898	175,591	0	219,489
Kempwood Industrial	Kempwood Dr. at Blankenship Dr.	Pioneer Contract Services	100.0%		113,218	0	0	113,218
Lathrop Warehouse	Lathrop St. at Larimer St.	United D.C., Inc.	20.0%	(1)(3)	50,378	201,512	0	251,890
Navigation Business Park	Navigation at N. York	Packwell, Inc.	20.0%	(1)(3)	47,664	190,657	0	238,321

Weingarten Realty Investors
Property Listing at December 31, 2007

Gross Leasable Area

Center	Location	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total

Northway Park II	Loop 610 East at Homestead	Jet Lube, Inc.	20.0%	(1)(3)	60,697	242,786	0	303,483
Railwood F	Market at U.S. 90	Shell Oil Company	20.0%	(1)(3)	60,000	240,000	0	300,000
Railwood Industrial Park	Mesa at U.S. 90	SIG Southwest, Global Stainless Supply, Inc., Meridian IQ	100.0%		402,680	0	0	402,680
Railwood Industrial Park	Mesa at U.S. 90	Bison Building Materials, Ltd., DSC Logistics	20.0%	(1)(3)	99,531	398,125	0	497,656
South Loop Business Park	S. Loop at Long Dr.	Plastic Plus Awards, Lumber Liquidators	50.0%	(1)(3)	46,225	46,225	0	92,450
Southport Business Park 5	South Loop 610	International Surface Preparation Group, Inc., Sandvik, Inc.	100.0%		160,653	0	0	160,653
Southwest Park II Service Center	Rockley Road	Bioassay Laboratory, Inc.	100.0%		67,700	0	0	67,700
Stonecrest Business Center	Wilcrest at Fallstone	Aztec Facility Services, Inc.	100.0%		110,641	0	0	110,641
Town & Country Commerce Center	I-10 at Beltway 8	Arizona Tile, Seitel	100.0%		206,000	0	0	206,000
West 10 Business Center II	Wirt Rd. at I-10	Summers Group, Inc.	100.0%		82,658	0	0	82,658
West Loop Commerce Center	W. Loop N. at I-10	Inter-Tel Technologies	100.0%		34,256	0	0	34,256
West-10 Business Center	Wirt Rd. at I-10	Aaron’s Office Furniture	100.0%		102,087	0	0	102,087
Westgate Service Center	Park Row Drive at Whiteback Dr.	Welltec, Inc.,Wood Group, 3M, Columbia Analytical	100.0%		119,786	0	0	119,786
Freeport Commerce Center	Sterling Street and Statesman Drive, Irving	McGraw Hill Companies, Inc., TKS (U.S.A.), Inc., Air Tiger Express	100.0%		50,590	0	0	50,590
Central Plano Business Park	Klein Rd. at Plano Pkwy., Plano	CK Management, Inc., Minarik Corp.	100.0%		137,785	0	0	137,785
Jupiter Service Center	Jupiter near Plano Pkwy., Plano	Interceramic Tile, Gemaire Distributors	100.0%		78,480	0	0	78,480
Sherman Plaza Business Park	Sherman at Phillips, Richardson	Leggett & Platt, Inc., The Volkswagen Store	100.0%		101,137	0	0	101,137
Interwest Business Park	Alamo Downs Parkway, San Antonio	All-American Sports, Gell Service Company, Inc., Goodman Manufacturing Company, L.P.	100.0%		219,245	0	0	219,245
Isom Business Park	919-981 Isom Road, San Antonio	Gate Gourmet, Wells Fargo Bank	100.0%		175,200	0	0	175,200
O'Connor Road Business Park	O’Connor Road, San Antonio	Ingersoll Rand , TD Industries	100.0%		150,091	0	0	150,091
Freeport Business Center	13215 N. Promenade Blvd., Stafford	Fairfield Industries, Yokagawa, Gurwitch Industries	100.0%		251,385	0	0	251,385
Texas Total:	# of Properties: 51				7,078,074	1,926,151	0	9,004,225
Virginia
Enterchange at Northlake A	11900-11998 North Lakeridge Parkway, Ashland	Owens & Minor, VSE Corporation, FedEx Ground	100.0%		215,077	0	0	215,077
Enterchange at Northlake C	North Lakeridge Parkway & Northlake Park Dr,	Handleman Company, International Paper, Owens & Minor	20.0%	(1)(3)	58,623	234,492	0	293,115
	Ashland
Enterchange at Meadowville	2101 Bermuda Hundred Dr, Chester	Vacant	20.0%	(1)(3)	45,362	181,447	0	226,809
Enterchange at Walthall A & B	1900-1998 Ruffin Mill Rd, Colonial Heights	Mazda Motors of America, Inc., Xymid LLC, Central National-Gottesman, Inc.	20.0%	(1)(3)	121,356	485,424	0	606,780
Enterchange at Walthall C	1936-1962 Ruffin Mill Rd, Colonial Heights	PSS World Medical, Hill Phoenix	20.0%	(1)(3)	52,384	209,538	0	261,922
Enterchange at Walthall D	1700-1798 Ruffin Mill Rd, Colonial Heights	Recall, The Sharper Image, Jim's Formal Wear	100.0%		171,222	0	0	171,222
Interport Business Center A	4800-4890 Eubank Road, Richmond	Anderson News, LLC, HD Business LLC, Wyeth	20.0%	(1)(3)	89,482	357,930	0	447,412
Interport Business Center B	4700-4790 Eubank Road, Richmond	Mid South Building Supply, Inc., Alcoa, EGL Eagle Global Logistics, LP	20.0%	(1)(3)	23,600	94,400	0	118,000
Interport Business Center C	5300-5390 Laburnum Ave, Richmond	Sears Home Improvement Products, Inc., Ferguson	20.0%	(1)(3)	10,977	43,908	0	54,885
Virginia Total:	# of Properties: 9				788,083	1,607,139	0	2,395,222
Other
Operating Properties
Arizona
Arcadia Biltmore Plaza	Campbell Ave. at North 36th St., Phoenix	Endurance Rehab, Weingarten Realty Regional Office	100.0%		13,879	0	0	13,879
Arizona Total:	# of Properties: 1				13,879	0	0	13,879
Texas
1919 North Loop West	Hacket Drive at West Loop 610 North	State of Texas, Weingarten Realty Regional Office	100.0%		132,978	0	0	132,978
Citadel Plaza	Citadel Plaza Dr.	Weingarten Realty Investors Corporate Office	100.0%	13,460	0	0	13,460
Texas Total:	# of Properties: 2				146,438	0	0	146,438
Total Operating Properties	# of Properties:	383			49,346,418	10,109,014	9,372,460	68,827,889

Weingarten Realty Investors
Property Listing at December 31, 2007

Gross Leasable Area

Center	Location	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total

New Development
Arizona
Gladden Farms	Lon Adams Rd at Tangerine Farms Rd	50.0%	(1)(2)	5,842	5,842	108,000	119,685
Mohave Crossroads	Bullhead Parkway at State Route 95, Bullhead City	100.0%	(2)	104,870	0	197,360	302,230
Raintree Ranch	Ray Road at Price Road, Chandler	100.0%	(2)	128,106	0	0	128,106
The Shoppes at Parkwood Ranch	Southern Avenue and Signal Butte Road, Mesa	100.0%	(2)	69,300	0	0	69,300
Arizona Total:	# of Properties: 4			308,118	5,842	305,360	619,321
California
Jess Ranch Marketplace	Bear Valley Road at Jess Ranch Parkway, Apple Valley	50.0%	(1)(2)(3)	90,950	90,950	93,696	275,595
Jess Ranch Phase III	Bear Valley Road at Jess Ranch Parkway, Apple Valley	50.0%	(1)(2)(3)	35,750	35,750	0	71,500
California Total:	# of Properties: 2			126,700	126,700	93,696	347,095
Colorado
Buckingham Square	Mississippi at Havana, Aurora	50.0%	(1)(2)	0	0	142,500	142,500
River Point at Sheridan	Highway 77 and Highway 88, Sheridan	50.0%	(1)(2)(3)	26,819	26,819	327,000	380,638
Colorado Total:	# of Properties: 2			26,819	26,819	469,500	523,138
Florida
Clermont Landing	U.S. 27 & Steve's Road	55.0%	(1)(2)	21,914	17,930	104,175	144,019
Colonial Landing	East Colonial Dr. at Maguire Boulevard, Orlando	50.0%	(1)(2)	131,634	131,634	0	263,267
Curry Ford	Young Pines and Curry Ford Rd, Orange County	100.0%	(2)	0	0	0	0
Palm Coast Center	State Road 100 & Belle Terre Parkway, Palm Coast	50.0%	(1)(2)	61,835	61,835	179,476	303,146
Phillips Crossing	Interstate 4 and Sand Lake Road, Orlando	100.0%	(2)	91,350	0	0	91,350
Phillips Landing	Turkey Lake Rd., Orlando	100.0%	(2)	34,073	0	219,815	253,888
Florida Total:	# of Properties: 6			340,806	211,399	503,466	1,055,670
Georgia
South Fulton Town Center	NWC South Fulton Parkway @ Hwy 92, Union City	50.0%	(1)(2)	1,300	1,300	176,000	178,601
Georgia Total:	# of Properties: 1			1,300	1,300	176,000	178,601
Nevada
Decatur 215	Decatur at 215	50.0%	(1)(2)	0	0	0	0
Nevada Total:	# of Properties: 1			0	0	0	0
North Carolina
Southern Pines	U.S. 15-501 and Bruce Wood Rd, Southern Pines	100.0%	(2)	0	0	0	0
Surf City Crossing	Highway 17 and Highway 210, Surf City	100.0%	(2)	48,756	0	0	48,756
Waterford Village	US Hwy 17 & US Hwy 74/76, Leland	75.0%	(1)(2)	39,586	13,195	0	52,781
North Carolina Total:	# of Properties: 3			88,342	13,195	0	101,537
Tennessee
Ridgeway Trace	Memphis	100.0%	(2)	0	0	137,740	137,740
Tennessee Total:	# of Properties: 1			0	0	137,740	137,740
Texas
Gateway Station	I-35W and McAlister Rd., Burleson	70.0%	(1)(2)	21,000	9,000	0	30,000
Horne Street Market	I-30 & Horne Street, Fort Worth	100.0%	(2)	0	0	0	0

Weingarten Realty Investors
Property Listing at December 31, 2007

Gross Leasable Area

Center	Location	Anchors	WRI Owned %	Foot Notes	WRI Owned	Joint Venture Share	Owned by Other	Total

Market at Nolana	Nolana Ave and 29th St., McAllen	50.0%	(1)(2)(3)	9,215	9,215	203,818	222,248
Market at Sharyland Place	U.S. Expressway 83 and Shary Road, Mission	50.0%	(1)(2)(3)	45,706	45,706	0	91,411
North Sharyland Towne Crossing	Shary Rd. at North Hwy. 83, Mission	50.0%	(1)(2)(3)	0	0	0	0
North Towne Plaza	U.S. 77 and 83 at SHFM 802, Brownsville	75.0%	(1)(2)	0	0	117,000	117,000
Sharyland Towne Crossing	Shary Rd. at Hwy. 83, Mission	50.0%	(1)(2)(3)	171,792	171,792	0	343,583
Stevens Ranch	NEC SH 211 and Potranco Road, San Antonio	50.0%	(1)(2)	0	0	0	0
Tomball Marketplace	FM 2920 and Future 249, Tomball	100.0%	(2)	0	0	85,000	85,000
Westover Square	151 and Ingram, San Antonio	66.7%	(1)(2)	0	0	0	0
Westwood Center	Culebra Road and Westwood Loop, San Antonio	100.0%	(2)	5,000	0	0	5,000
Texas Total:	# of Properties: 11			252,713	235,713	405,818	894,242
Washington
Village at Liberty Lake	E. Country Vista Dr. at N. Liberty Rd., Liberty Lake	50.0%	(1)(2)(3)	0	0	132,874	132,874
Washington Total:	# of Properties: 1			0	0	132,874	132,874
Total New Developments	# of Properties: 32			1,144,798	620,968	2,224,454	3,990,218
Unimproved Land
Arizona
Bullhead Parkway at State Route 95, Bullhead City							7,185
Arizona Total:							7,185
Louisiana
70th St. at Mansfield Rd., Shreveport							41,704
U.S. Highway 171 at Parish, DeRidder							462,000
Louisiana Total:							503,704
North Carolina
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh							576,000
U.S. Highway 1 at Caveness Farms Rd., Wake Forest							3,380,000
North Carolina Total:							3,956,000
Texas
9th Ave. at 25th St., Port Arthur							243,000
Bissonnet at Wilcrest							84,269
Citadel Plaza at 610 North Loop							137,000
East Orem							122,000
Highway 3 at Highway 1765, Texas City							201,000
Kirkwood at Dashwood Drive							322,000
Mesa Road at Tidwell							901,000
Northwest Freeway at Gessner							340,456
River Pointe Drive at Interstate 45, Conroe							118,483
Shaver at Southmore, Pasadena							17,000
West Little York at Interstate 45							161,000
West Loop North at Interstate 10							145,000
Rock Prairie Rd. at Hwy. 6, College Station							2,590,000
Leslie Rd. at Bandera Rd., Helotes							75,000
Texas Total:							5,457,568
Total Unimproved Land							9,924,457